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                                                                Exhibit 10.4

                                 Building Lease

                                 by and between

                          FRAMINGHAM - 1881 ASSOCIATES,

                                   As Landlord

                                       and

                         Furniture.com, Inc., as Tenant

                              DATED: March __, 1999





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                                TABLE OF CONTENTS


                                                                                                               PAGE
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ARTICLE I - REFERENCE DATA........................................................................................4
         1.1      SUBJECTS REFERRED TO............................................................................4
         1.2      EXHIBITS........................................................................................7
ARTICLE II - PREMISES AND TERM....................................................................................7
         2.1      PREMISES........................................................................................7
                  2.1.1    Premises...............................................................................7
                  2.1.2    Right of First Offer to Lease..........................................................8
                  2.1.3    Access................................................................................10
         2.2      TERM...........................................................................................10
                  2.2.1    Initial Term..........................................................................10
ARTICLE III - IMPROVEMENTS.......................................................................................10
         3.1      INITIAL CONSTRUCTION...........................................................................10
                  3.1.1    Acceptance of the Premises............................................................10
                  3.1.2    Tenant Improvements...................................................................10
                  3.1.3    Tenant Allowance......................................................................11
         3.2      GENERAL PROVISIONS APPLICABLE TO CONSTRUCTION..................................................12
         3.3      REPRESENTATIVES................................................................................12
ARTICLE IV - RENT................................................................................................12
         4.1      RENT...........................................................................................12
         4.2      ANNUAL FIXED RENT..............................................................................12
         4.3      ADDITIONAL RENT -ESCALATION OF OPERATING EXPENSES..............................................13
         4.4      ESCALATION OF REAL ESTATE TAXES................................................................16
         4.5      AUDIT..........................................................................................18
         4.6      UTILITIES......................................................................................18
         4.7      LATE PAYMENT OF RENT...........................................................................19
ARTICLE V - LANDLORD'S COVENANTS.................................................................................19
         5.1      COVENANTS......................................................................................19
                  5.1.1    Building Services.....................................................................19
                  5.1.2    Additional Building Services..........................................................19
                  5.1.3    Insurance.............................................................................19
                  5.1.4    Maintenance; Repairs..................................................................19
ARTICLE VI - TENANT'S ADDITIONAL COVENANTS.......................................................................19
         6.1      COVENANTS......................................................................................19
                  6.1.1    Perform Obligations...................................................................19
                  6.1.2    Occupancy and Use.....................................................................20
                  6.1.3    Repair and Maintenance................................................................20
                  6.1.4    Compliance with Law...................................................................20
                  6.1.5    Tenant's Work.........................................................................21
                  6.1.6    Indemnity.............................................................................21
                  6.1.7    Landlord's Right to Enter.............................................................21
                  6.1.8    Personal Property at Tenant's Risk....................................................22
                  6.1.9    Payment of Landlord's Cost of Enforcement.............................................22



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                  6.1.10   Yield Up..............................................................................22
                  6.1.11   Estoppel Certificate..................................................................22
                  6.1.12   Landlord's Expenses Re Consents.......................................................23
                  6.1.13   Rules and Regulations.................................................................23
                  6.1.14   Loading...............................................................................23
                  6.1.15   Holdover..............................................................................23
                  6.1.16   Assignment and Subletting.............................................................23
                  6.1.17   Nuisance..............................................................................25
                  6.1.18   Installation, Alterations or Additions................................................25
                  6.1.19   Insurance.............................................................................25
                  6.1.20   Insurance Policies....................................................................26
                  6.1.21   Labor or Materialmen's Liens..........................................................26
ARTICLE VII - CASUALTY OR TAKING.................................................................................26
         7.1      TERMINATION....................................................................................26
         7.2      RESTORATION....................................................................................27
         7.3      AWARD..........................................................................................27
ARTICLE VIII - DEFAULTS..........................................................................................28
         8.1      EVENTS OF DEFAULT..............................................................................28
         8.2      REMEDIES.......................................................................................28
         8.3      REMEDIES CUMULATIVE............................................................................29
         8.4      LANDLORD'S RIGHT TO CURE DEFAULTS..............................................................29
         8.5      EFFECT OF WAIVERS OF DEFAULT...................................................................30
         8.6      NO ACCORD AND SATISFACTION.....................................................................30
ARTICLE IX - MORTGAGES...........................................................................................30
         9.1      RIGHTS OF MORTGAGE HOLDERS.....................................................................30
         9.2      SUPERIORITY OF LEASE OPTION TO SUBORDINATE.....................................................31
         9.3      NO EXISTING MORTGAGE...........................................................................32
ARTICLE X - MISCELLANEOUS PROVISIONS.............................................................................32
         10.1     NOTICES FROM ONE PARTY TO THE OTHER............................................................32
         10.2     QUIET ENJOYMENT................................................................................32
         10.3     EASEMENTS; CHANGES TO LOT LINES................................................................32
         10.4     WAIVER OF SUBROGATION..........................................................................32
         10.5     LEASE NOT TO BE RECORDED.......................................................................32
         10.6     BIND AND INURE; LIMITATION OF LANDLORD'S LIABILITY.............................................33
         10.7     UNAVOIDABLE DELAYS.............................................................................33
         10.8     LANDLORD'S DEFAULT.............................................................................33
         10.9     BROKERAGE......................................................................................33
         10.10    APPLICABLE LAW AND CONSTRUCTION................................................................34
         10.11    SUBMISSION NOT AN OFFER........................................................................34
         10.12    SECURITY DEPOSIT...............................................................................34
         10.13    SIGNAGE........................................................................................35
         10.14    CONDITION PRECEDENT............................................................................35
               EXHIBIT A Plan of Premises........................................................................37
               EXHIBIT B Plan of Land............................................................................38
               EXHIBIT C Rules and Regulations...................................................................39
               EXHIBIT D Landlord's Services.....................................................................42
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               EXHIBIT E Form of Landlord's Waiver and Consent...................................................45




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                   DATE OF LEASE EXECUTION: March _____, 1999
                          (To be completed by Landlord)


                           ARTICLE I - REFERENCE DATA

         1.1. SUBJECTS REFERRED TO.

         Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Section 1.1:
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ANNUAL FIXED RENT RATE:                              $20.00 p.r.s.f.  for Lease Years 1 and 2;
                                                     $23.00 p.r.s.f.  for Lease Years 3-5.

BROKER(S):........                                   Boston Real Estate Partners and
                                                     Hunneman Commercial Company

BUILDING:.........                                   Two-story office building containing 64,339 rentable square feet

BUILDING ADDRESS:                                    1881 Worcester Road
                                                     Framingham, MA 01701

ELECTRICITY CHARGE:                                  Actual cost for electricity for lights and plugs used or
                                                     consumed for the Premises.

INITIAL FISCAL YEAR
FOR OPERATING EXPENSES:                              Calendar Year 1999

INITIAL TAX YEAR
FOR REAL ESTATE TAXES:                               Fiscal Tax Year 1999 (July 1, 1998 - June 30, 1999)

LANDLORD:.........                                   FRAMINGHAM - 1881 ASSOCIATES, a Massachusetts general
                                                     partnership comprised of
                                                     Paine Webber Equity
                                                     Partners One Limited
                                                     Partnership, Furrose
                                                     Associates Limited
                                                     Partnership and Spaulding
                                                     and Slye Properties Limited
                                                     Partnership (formerly known
                                                     as Spaulding and Slye
                                                     Company).

LANDLORD'S & MANAGING AGENT'S ADDRESS:               c/o Spaulding and Slye Services Limited Partnership
                                                     125 High Street, 16th Floor
                                                     Boston, MA 02110
                                                     Attn: Treasurer


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

LANDLORD'S REPRESENTATIVE:                           David A. Neskey

LEASE YEAR:                                          Each consecutive period of twelve (12) months commencing on the
                                                     Term Commencement Date if it occurs on the first day of a
                                                     calendar month and otherwise commencing on the first day of the month immediately following the month in which the Term
                                                     Commencement Date occurs, and each anniversary of such date, except that the first Lease Year shall also include the period from the Term Commencement Date until the first day of the following month in the event that the Term Commencement Date does not occur on the first day of a calendar month.

LAND:                                                The parcel of land shown on Site Development Plan SD-1 dated
                                                     July 6, 1983 by T&M
                                                     Engineering Associates,
                                                     Inc., attached hereto as
                                                     EXHIBIT B.

MANAGING AGENT:                                      Spaulding and Slye Services Limited Partnership

PARKING FACILITIES:                                  Tenant, its employees, customers, and visitors shall have the right to use an allocable share of such parking facilities as may adjoin or be available to the Building in common with
                                                     others entitled thereto provided such use does not exceed 3.28 parking spaces per 1,000 r.s.f. of rentable floor area of the
                                                     Premises.

PERMITTED USES:                                      General Office Use

PREMISES:                                            Approximately 32,787 r.s.f.  comprised of approximately 14,008
                                                     r.s.f., located on the second (2nd) floor of the Building (the
                                                     "Initial Premises"), and approximately 18,779 r.s.f., located on the second (2nd) floor of the Building (the "Expanded
                                                     Premises"), both spaces as shown on EXHIBIT A.  (The Initial
                                                                                         ---------
                                                     Premises and the Expanded Premises shall hereinafter be
                                                     together referred to as the "Premises.")

PUBLIC LIABILITY
INSURANCE LIMITS                                     Bodily Injury:          $2,000,000, or such greater amount as
(per occurrence)                                                             may be reasonably required by Landlord.
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
                                                     Property Damage:        $1,000,000, or such greater amount as
                                                                             may be reasonably required by Landlord.

RENTABLE FLOOR AREA OF THE BUILDING:
                                                     64,339 rentable square feet

RENT COMMENCEMENT DATE FOR THE INITIAL               The Term Commencement Date.
PREMISES:

RENT COMMENCEMENT DATE FOR EXPANDED PREMISES:        The date which is ninety (90) days after the Term Commencement
                                                     Date.

RIGHT OF FIRST REFUSAL:                              See Section 2.1.2 hereof

SECURITY DEPOSIT:                                    $150,000.00, as per Section 10.12

TENANT:                                              Furniture.com, Inc.
                                                     a Delaware corporation

TENANT'S ADDRESS (FOR NOTICE AND BILLING):           40 Jackson Street
                                                     Worcester, Massachusetts 01608

TENANT ALLOWANCE:                                    As defined in Section 3.1 hereof.

TENANT'S PROPORTIONATE SHARE:                        51%, such percentage being equal to a fraction, the numerator of which is the rentable floor area of the Premises
                                                     (32,787.r.s.f.) and the denominator of which is the Rentable
                                                     Floor Area of the Building (64,339 r.s.f.)

TENANT'S REPRESENTATIVE:                             Ray Nuzzolo

TERM COMMENCEMENT DATE:                              The earlier of (a) April 1, 1999, and (b) the date on which
                                                     Tenant occupies all or any part of the Premises for Tenant's use or operations.

TERM EXPIRATION DATE:                                If the Rent Commencement Date for the Expanded
                                                     Premises occurs on the first (1st) day of the month, the Term
                                                     Expiration Date shall be the date which is the last day of the month immediately preceding the fifth (5th) anniversary of the
                                                     Rent Commencement Date for the Expanded Premises; otherwise, the Term Expiration Date shall be the date which is the last day of the month in which the fifth (5th) anniversary of the
                                                     Rent Commencement Date for the Expanded
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                                                    Premises occurs.
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         1.2. EXHIBITS.

         The Exhibits listed below in this Section are incorporated in this Lease by reference and are to be construed as a part of this Lease:

         EXHIBIT A.  Plan showing the Premises.

         EXHIBIT B.  Plan showing the Land.

         EXHIBIT C.  Rules and Regulations.

         EXHIBIT D.  Landlord's Services.

         EXHIBIT E.  Form of Landlord's Waiver and Consent.


                         ARTICLE II - PREMISES AND TERM

         2.1. PREMISES.

                  2.1.1. PREMISES.

                           (a) Landlord hereby leases and demises to Tenant and Tenant hereby leases from Landlord, subject to and with the benefit of the terms, covenants, conditions and provisions of this Lease, the Premises.

                           (b)      Tenant shall have, as appurtenant to the
                                     Premises, the right to use in common
                                     with others entitled thereto: (i) the
                                     common facilities included in the
                                     Building or on the Land, including the
                                     Building elevator and the parking spaces in the parking area (subject to the limitations set forth in Section 1. 1 hereof), and two (2) common tailboard loading docks, all on an unreserved, first-come, first-served basis, and in the locations from time to time designated by Landlord, and (ii) the building service fixtures and equipment serving the Premises. Notwithstanding the foregoing, Landlord also reserves the right to issue parking stickers, passes or access cards to Tenant in which case: (A) parking by Tenant, its employees and agents in the parking facilities for the Building shall be restricted solely to vehicles on which a parking sticker is displayed (in such location on such vehicle as may be specified by Landlord), or to one vehicle for each employee or agent of Tenant to whom a parking pass or access card has been issued, as the case may be; (B) Landlord shall have the right to tow and remove from the parking area any vehicle parked in such parking area without a parking sticker issued by Landlord and displayed in such specified location,




                                      -4-
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                                     or without a pass or access card issued
                                     by Landlord, at the expense of the owner of the vehicle; (C) in the event that Tenant shall at any time during this Term of this Lease have been issued more parking stickers, passes or access cards than the number to which it is entitled based upon the rentable floor area of the Premises, as it may be adjusted from time to time, Tenant shall immediately return to Landlord so many of such stickers, passes or access cards as may be necessary to restore Tenant to the number of such stickers, passes or access cards permitted hereunder; and
                                     (D) Landlord shall provide and designate a sufficient number of parking spaces for visitor use.

                           (c)      Landlord reserves the right from time to
                                     time, without unreasonable interference
                                     with Tenant's use, to: (i) install,
                                     repair, replace, use, maintain and
                                     relocate for service to the Premises and to other parts of the Building or either, building service fixtures and equipment wherever located in the Building and (ii) alter or relocate any common facilities, including, without limitation, parking and loading facilities, provided that in all events substitutions are substantially equivalent.

                           (d)      Notwithstanding the foregoing provisions
                                     of this Section 2.1.1, Landlord hereby
                                     agrees not to grant any other tenant of
                                     the Building any reserved parking spaces in such parking area unless Landlord also grants to Tenant a proportionate number of reserved parking spaces (based upon the rentable floor area in the Building occupied by each such tenant) in a substantially equivalent location.

                  2.1.2. RIGHT OF FIRST OFFER TO LEASE.

                           (a)      Subject to the rights of the existing
                                     tenants and to the terms and conditions
                                     hereof, Tenant shall have the right to
                                     add to the Premises some or all of the
                                     space located on the first floor of the
                                     Building (the "Additional Space").
                                     Whenever during the term hereof,
                                     Landlord determines to lease all or any
                                     part of the Additional Space (the phrase
                                     "Available space" shall mean that
                                     portion of the Additional Space which
                                     Landlord has so determined, in its sole
                                     and absolute discretion, to lease),
                                     Landlord shall first offer to lease to
                                     Tenant the Available Space in an "As Is" condition at the Available Space Annual Fixed Rent Rate (as hereinafter defined). Such offer shall be in writing (the "Offer Notice") and shall specify the date on which the Available Space shall be included in the Premises (the "Available Space Commencement Date"). Tenant shall notify Landlord in writing whether Tenant elects to lease the Available Space upon the terms set forth in the Offer Notice within fourteen (14) business days after Landlord delivers to Tenant the Offer Notice.

                           (b)      If Tenant timely elects to lease the
                                     Available Space as aforesaid, then
                                     Landlord and Tenant shall execute an
                                     amendment to this Lease no later than
                                     fourteen (14) days after Tenant notifies
                                     Landlord of Tenant's election to lease
                                     the Available Space, effective as of the date the Available Space Commencement Date, on the same terms as this Lease except that (i) the Rentable Floor Area of the Premises shall be increased by the Rentable Floor Area of the Available Space (and Tenant's Proportionate Share shall be adjusted accordingly), (ii) the Annual Fixed Rent shall be equal to the sum of the Annual Fixed Rent Rate with respect to the then current Premises plus the Available Space Annual Fixed Rent Rate with respect to the Available Space, (iii) the Initial Fiscal Year for Operating Expenses and the Initial Tax Year for Real Estate Taxes with respect to the Available Space shall be as specified in the Offer Notice, and (iv) Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance or the like) or other tenant inducements.

                           (c)      If Tenant fails or is unable to timely
                                     exercise its rights under this Section
                                     2.1.2 then such rights shall lapse, time being of the essence with respect to the exercise thereof, and, subject to the next two (2) sentences, Landlord may lease the Available Space to third parties on such terms as Landlord may elect. If Landlord fails to enter into any such third party lease within six (6) months after Tenant has elected (or is deemed to have elected) not to lease the Available Space, then the Available Space shall again be subject to Tenant's rights under this Section.



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         Notwithstanding any of the foregoing to the contrary, Landlord shall have no obligation to first offer to lease to Tenant any Available Space in accordance with this Section if at the time Landlord would have sent to Tenant the Offer Notice Tenant is then in default of any of its monetary obligations under this Lease or shall have previously assigned this Lease or sublet fifty percent (50%) or more of the rentable floor area of the Premises (or shall have agreed to so assign this Lease or sublet the Premises) to any party. If Tenant is so then in default or shall have so assigned this Lease or sublet the Premises (or shall have agreed to so assign this Lease or sublet the Premises), Landlord may proceed to lease the Available Space to any third party without Tenant having any prior right to lease the Available Space under this Lease.

                           (d)      Any person dealing with the Building may,
                                     without further inquiry, conclusively rely upon a representation in a certificate of Landlord as to whether or not the provisions of this Section have been satisfied or whether Tenant has waived (or been deemed to have waived) its rights hereunder with respect to each Available Space offered to Tenant in accordance with the provisions of the foregoing Section 2.1.2(a) or 2.1.2(c). Landlord shall deliver a copy of such certificate to Tenant at least ten (10) days prior to the first occasion that Landlord delivers such a certificate to any prospective tenant, purchaser or mortgagee with respect to each particular Available Space. The parties hereby agree that a separate certificate shall apply with respect to each Available Space separately offered to Tenant under
                                     Section 2.1.2(a) or 2.1.2(c); provided,
                                     however, that Landlord shall not be
                                     required to deliver a copy to Tenant or
                                     otherwise notify Tenant of the delivery by Landlord to any prospective tenant, purchaser or mortgagee of any certificate for any particular Available Space after the first occasion that Landlord delivers such a certificate with respect to the particular Available Space.

                           (e)      The rights of Tenant under this Section
                                    2.1.2 shall not apply to (i) the sale or conveyance of the Building or the Lot (or both), or (ii) the granting of a mortgage on the Building or Lot (or both) or the foreclosure of or the granting of a deed in lieu of foreclosure of any such mortgage.

                           (f) Landlord's failure to notify Tenant of the availability of any Available Space shall not relieve Tenant of any of its obligations under this Lease; provided, however, that the foregoing provisions of this Subsection
                                    (f) shall not limit or impair Tenant's right to bring any action at law or in equity, including, without limitation, any action for specific performance, against Landlord in the event Landlord shall fail to notify Tenant of the availability of any Available Space as and to the extent required under this Section 2.1.2.



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                           (g)      As used herein, the term "Available Space
                                    Annual Fixed Rent Rate" shall mean the fair market rent for the Available Space, as reasonably determined by Landlord, and set forth in the Offer Notice.

                  2.1.3. ACCESS. Tenant shall have access to the Premises 24 hours per day, seven days per week, 52 weeks per year, subject to the Rules and Regulations, including, without limitation, the provisions of Paragraph 11, Paragraph 13, and Paragraph 20 of the Rules and Regulations attached hereto.

         2.2. TERM.

                  2.2.1. INITIAL TERM. To have and to hold for a period (the "Term") commencing on the Term Commencement Date, and continuing through the Term Expiration Date, unless sooner terminated as provided in Article VII or in
Article VIII.

                           ARTICLE III - IMPROVEMENTS

         3.1. INITIAL CONSTRUCTION.

                  3.1.1. ACCEPTANCE OF THE PREMISES. Subject to the provisions of this Article III, and to the extent of Landlord's ongoing maintenance, repair and service obligations as expressly set forth in this Lease, Tenant hereby agrees to accept the Initial Premises and the Expanded Premises "AS IS," "AS SHOWN," and "WITH ALL FAULTS" as of the Term Commencement Date for the Initial Premises and the Term Commencement Date for the Expanded Premises, respectively. Tenant further acknowledges that neither Landlord nor any agent of Landlord has made any representation, express or implied, written, verbal or otherwise as to the condition of the Premises or the suitability of the Premises for Tenant's intended use.

                  3.1.2. TENANT IMPROVEMENTS. Tenant shall prepare or cause to be prepared (i) on or before March _, 1999 construction plans (the "Initial TI Plans") of the improvements to be made to the Initial Premises (the "Initial Tenant Improvements"), and (ii) on or before September 1, 1999 construction plans (the "Subsequent TI Plans") of the improvements to be made to the Expanded Premises (the "Subsequent Tenant Improvements"), which Tenant Plans (as hereinafter defined) shall be approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. The Initial TI Plans and the Subsequent TI Plans shall be hereinafter be together referred to as the "Tenant Plans"; the Initial Tenant Improvements and the Subsequent Tenant Improvements shall hereinafter be together referred to as the "Tenant Improvements." Tenant shall cause the Tenant Improvements to be constructed and installed in accordance with the Tenant Plans by a general contractor selected by Tenant and approved by Landlord, which approval shall not be unreasonably withheld or delayed (the "Approved Contractor"). Tenant shall also use diligent efforts to cause the Initial Tenant Improvements to be completed no later than one hundred twenty (120) days after Tenant takes possession of the whole or any part of the Initial Premises, and the Subsequent Tenant Improvements to be completed no later than March 1, 2000, it being understood and agreed, however, that the failure of Tenant to complete such work by such date shall not affect Tenant's obligations hereunder, including without limitation, the obligation to pay rent and other amounts provided herein.

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All Tenant Improvements shall be done in a good and workmanlike manner in accordance with all applicable laws, ordinances and regulations. Prior to commencing the Tenant Improvements, Tenant shall deliver to Landlord a true, correct and complete list of all subcontracts and material supply contracts relating to the Tenant Improvements and shall update such list promptly. Except as otherwise expressly set forth herein, Tenant shall be responsible for the total cost of construction, including materials, fees, and all other necessary and incidental expenses associated with the Tenant Improvements and shall obtain all necessary licenses and permits therefor. Tenant shall indemnify and hold Landlord harmless from any and all costs, expenses, losses or damages in connection with the installation and construction of the Tenant Improvements. All Tenant Improvements made by Tenant shall be subject to all of the terms and conditions of this Lease, including without limitation, the provisions of Sections 6.1.4 - 6.1.6, and 6.1.18 - 6.1.21 hereof.

         Without limitation of the foregoing, the Tenant Improvements shall, include all materials and labor required to: (A) achieve compliance with all applicable laws, codes, rules and regulations, including the Americans with Disabilities Act and other handicap accessibility laws, codes, rules and regulations, but only with respect to the Premises and not with respect to the common facilities of the Building, and (B) upgrade any HVAC, electrical or other mechanical systems specifically servicing the Premises as required for Tenant's use and occupancy thereof.

         Landlord will not approve any construction, alterations, or additions requiring unusual expense to readapt the Premises to normal office use on lease termination or increasing the cost of construction, insurance or taxes on the Building or of Landlord's services called for by Section 5.1 unless Tenant first gives assurances acceptable to Landlord that such readaptation will be made prior to such termination without expense to Landlord and makes provisions acceptable to Landlord for payment of such increased cost. All changes and additions shall be part of the Building except such items as Landlord shall require Tenant to remove in writing on termination of this Lease. Notwithstanding the foregoing, Tenant shall not be required to remove the Tenant Improvements or any other improvements made by Tenant or Landlord in accordance with any Tenant Plans approved by Landlord (or any other improvements consistent therewith provided the same are approved by Landlord, such approval not to be unreasonably withheld or delayed), nor shall any such improvements be removed by Tenant on termination of this Lease.

                  3.1.3. TENANT ALLOWANCE. Upon completion of the Initial
Tenant Improvements, as certified to Landlord in writing by the Approved Contractor and as evidenced by a certificate of occupancy issued by the applicable municipal authority, Landlord shall pay to Tenant within thirty (30) days of such completion the lesser of (i) the costs of the Initial Tenant Improvements, and (ii) $126,072, representing $9.00 p.r.s.f., toward the costs of the Initial Tenant Improvements (the "Initial Tenant Allowance"). Upon completion of the Subsequent Tenant Improvements, as certified to Landlord in writing by the Approved Contractor and as evidenced by a certificate of occupancy issued by the applicable municipal authority, Landlord shall pay to Tenant within thirty (30) days of such completion the lesser of (i) the costs of the Subsequent Tenant Improvements, and (ii) $169,011, representing $9.00 p.r.s.f., toward the costs of the Subsequent Tenant Improvements (the "Subsequent Tenant Allowance"). (The Initial Tenant Allowance and the Subsequent Tenant Allowance shall hereinafter be together referred to as the "Tenant Allowance".) The Tenant Allowance may be used for both "hard costs" and "soft costs," so-called, approved by Landlord in its reasonable discretion and substantiated by evidence reasonably satisfactory to Landlord directly related to the completion of the Tenant Improvements, including reasonable fees to unrelated third parties for space planning, architectural and engineering services, license and permit fees related to the Tenant Improvements and painting, lighting, carpeting and communication cabling expenses. Landlord's obligation to pay the Tenant Allowance to Tenant shall be expressly conditioned upon Landlord's receipt of current releases and waivers of liens, in form and substance acceptable to Landlord in Landlord's sole and absolute discretion, from all subcontractors, materialmen, mechanics and suppliers engaged in connection with the construction of the Tenant Improvements.

         3.2. GENERAL PROVISIONS APPLICABLE TO CONSTRUCTION.

         All construction work required or permitted by this Lease, whether by Landlord or by Tenant, shall be done in a good and workmanlike manner and in compliance with all applicable laws and all lawful ordinances, regulations and orders of governmental authority and insurers of the Building and shall be consistent with Building standard finishes, except as otherwise agreed to by Landlord in writing. Either party may inspect the work of the other at reasonable times and promptly shall give notice of observed defects. Landlord shall not be responsible for any loss, damage, or injury resulting from the installation of any components, fixtures, or equipment provided they were appropriately specified and installed in accordance with the manufacturer's or supplier's instructions, and provided that Landlord shall assign any and all manufacturers' and suppliers' warranties with respect thereto to Tenant for the Term of this Lease, upon the expiration or sooner termination of which Term such warranties shall automatically revert to Landlord.

         3.3. REPRESENTATIVES.

         Each party authorizes the other to rely in connection with their respective rights and obligations under this Article III upon approval and other actions on the party's behalf by Landlord's Representative in the case of Landlord or Tenant's Representative in the case of Tenant or by any person designated in substitution or addition by notice to the party relying.

                                ARTICLE IV - RENT

         4.1. RENT. Tenant agrees to pay to Landlord as rent for the Premises, without any offset or reduction whatsoever, Annual Fixed Rent, Additional Rent and all other additional rent or charges required of Tenant under this Lease, at the Original Address of Landlord or at such other place or to such other person or entity as Landlord may by notice to Tenant from time to time direct.

         4.2. ANNUAL FIXED RENT. The Annual Fixed Rent for the Premises shall be payable in equal installments equal to 1/12th of the product of the Annual Fixed Rent Rate multiplied by the rentable floor area of the Premises from time to time, in advance on the first day of each calendar month included in the Term from and after the Rent Commencement Date; and for any portion of a calendar month at the beginning or end of the Term, at the proportionate rate payable for such portion, in advance.

         4.3. ADDITIONAL RENT - ESCALATION OF OPERATING EXPENSES.

                  4.3.1. For purposes of this paragraph 4.3, the following definitions apply:

                  "FISCAL YEAR" shall mean each separate calendar year falling wholly or partly within the Term.

                  "INITIAL BASE COST" shall mean all Operating Expenses (as hereinafter defined) of the Building for the Initial Fiscal Year.

                  "OPERATING EXPENSES" shall mean all expenses, costs and disbursements (but no replacement of capital investment items except as provided below or specific costs especially billed to and paid by specific tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with ownership, insurance, maintenance, security (to the extent provided by Landlord) and operation of the Building and Land, computed on an accrual basis, and including, but not limited to, the following:

                                    (i) Wages and salaries of all employees
                  directly engaged in operating, maintenance or security of the Building, including taxes, insurance and benefits relating thereto.

                                    (ii) All supplies and materials used in
                  operation and maintenance of the Building.

                                    (iii) Cost of all utilities and any
                  surcharges for the Building, including cost of water, sewer, power, heat, light, air conditioning and ventilation for common facilities of the Building, to the extent not separately metered to Tenant or any other tenant of the Building. Tenant expressly acknowledges that Operating Expenses include the cost of electricity for the common areas of the Building.

                                    (iv) Cost of all maintenance and service
                  agreements for the Building and the equipment therein, including, but not limited to, security and energy management services, window cleaning, elevator maintenance and janitorial service.

                                    (v) Cost of all insurance relating to the
                  Building and Land, and Landlord's personal property used in connection therewith.

                                    (vi) Cost of repairs and general maintenance
                  (excluding repairs and general maintenance paid by the proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Building other than Tenant).

                                    (vii) Management fee for the manager of the
                  Building comparable to the management fee paid to managers of comparable buildings in the suburban Boston office market.

                                    (viii) The cost of any additional,
                  commercially reasonable services not provided to the Building at the commencement of the Lease Term but thereafter provided by Landlord in the prudent management of the Building, consistent with the management of similar first class office buildings in the area in which the Building is located.

                                    (ix) The cost of any capital improvements
                  made to the Building after the commencement of the Term that are intended to reduce other operating expenses or are required under governmental law or regulation, such cost thereof to be amortized over said capital improvements' useful life with interest on the unamortized balance at a floating rate equal to the so-called prime rate published from time to time in the WALL STREET JOURNAL (or, if such rate is no longer published, a comparable rate selected by Landlord) (the "Prime Rate") plus two (2) percentage points per annum, or such higher rate as may have been paid by Landlord on funds borrowed for the purposes of constructing or installing said capital improvements.

         The foregoing items shall be excluded from Operating Expenses:

                           (a)      Charges for depreciation of the Building or
                                     equipment and any mortgage debt service, interest or other financing charges;

                           (b) Costs of correcting defects in the building construction or building equipment except for ordinary wear and tear;

                           (c) Costs of repairs due to total or partial destruction of the Building or condemnation of a portion of the Building;

                           (d) Costs of repairs, alterations, additions, changes, replacements and other items which under generally accepted accounting principles are properly classified as capital expenditures to the extent that they upgrade the Building versus replace a worn out item;

                           (e) Any operating expenses paid to a related corporation or entity in excess of what would have been paid in the absence of such relationship;

                           (f) The cost of complying with applicable laws dealing with the handling storage and disposal of hazardous substances, including cleanup costs;

                           (g)      Cost of environmental testing;

                           (h) Compensation for executive or officers and other employees of Landlord not directly connected with the operation of the Property;

                           (i)      Asset Management Fees;

                           (j) Expenses incurred in marketing space in the Building;

                           (k) Leasing commissions, attorneys' fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with tenants, other occupants, or prospective tenants and occupants;

                           (l)      Renovating or otherwise improving,
                                    decorating, painting or redecorating space for tenants or other occupants of the Building;

                           (m) Expenses in connection with services or other benefits of the type which are not provided Tenant, but which are provided to another tenant or occupant;

                           (n) All items and services for which Tenant is separately charged, reimburses Landlord or pays third persons;

                           (o) Construction or other work performed by Landlord for other tenants, whether or not Landlord is entitled to be reimbursed for the cost of such work;

                           (p) The cost of any items for which Landlord is reimbursed by insurance, condemnation, refund, rebate or otherwise;

                           (q) Any expenses for repair or maintenance to the extent covered by warranties, guaranties and service contracts and for which Landlord is reimbursed; and

                           (r) Costs related to maintaining Landlord's existence as a partnership or other entity.

                  4.3.2. For and with respect to each Fiscal Year, Tenant shall pay as Additional Rent (as defined herein) for the Premises Tenant's Proportionate Share of the increase in Operating Expenses over the Initial Base Cost, on the following terms and conditions:

                                    (i) After the end of the first Fiscal Year
                  immediately following the Initial Fiscal Year (the "First Full Fiscal Lease Year"), if Operating Expenses for such First Full Fiscal Year exceed the Initial Base Cost, Landlord shall submit a notice to Tenant reasonably detailing such excess, and Tenant shall pay Tenant's Proportionate Share of such excess within thirty (30) days after such notice.

                                    (ii) During each Fiscal Year following the
                  First Full Fiscal Year, Tenant shall pay to Landlord, in monthly installments together with monthly Fixed Rent, an amount estimated by Landlord as one-twelfth of the Tenant's Proportionate Share of the excess of Operating Expenses for such Fiscal Year over the Initial Base Cost.

                                    (iii) Within one hundred twenty (120) days
                  (or as soon thereafter as possible) following the end of each Fiscal Year following the First Full Fiscal Year, Landlord shall provide Tenant a statement of such year's actual Operating Expenses, showing the actual increase in Operating Expenses over the Initial Base Cost (the "Annual Operating Expense Statement"). If such Annual Operating Expense Statement shows that Tenant's monthly payments exceed Tenant's Proportionate Share of the actual increase incurred for the applicable Fiscal Year, then Tenant may deduct such overpayments from its next payment or payments of monthly rent unless the Term has expired, in which case Landlord shall refund such overpayment to Tenant within thirty (30) days after such Annual Operating Expense Statement. If such Annual Operating Expense Statement shows that Tenant's Proportionate Share of the actual increase incurred for the applicable Fiscal Year exceeds Tenant's monthly payments for the applicable Fiscal Year, then Tenant shall within thirty (30) days after such statement pay the total amount of such deficiency to Landlord.

                                    (iv) Each and every of the aforesaid
                  projected escalation amounts, as well as any other amounts which are owed by Tenant to Landlord under this Lease other than Annual Fixed Rent, whether or not identified as "Additional Rent" hereunder, and whether requiring lump sum payment or constituting projected monthly amounts payable with the Annual Fixed Rent, shall for all purposes be treated and considered as Additional Rent and the failure of Tenant to pay the same as and when due in advance and without demand shall have the same effect as failure to pay any installment of the Annual Fixed Rent, and shall afford Landlord all remedies provided in this Lease therefor.

                  4.3.3. Tenant's obligation for payment of Additional Rent shall survive any termination of this Lease by the lapse of time or otherwise.
                  4.3.4. Should this Lease terminate at any time other than the first day of a calendar year, the Additional Rent referred to in this paragraph 4.3 shall be calculated for the Fiscal Year in which the expiration of the Term occurs only by the following formula:

DAYS UNDER LEASE x Additional Rent = Adjusted Additional Rent for the
----------------                     Fiscal Year in which termination occurred
      365



                  4.3.5. In any Fiscal Year (including the Initial Fiscal
Year) when the Building has an average annual occupancy rate of less than 95 %, then, for the purpose of this Section 4.3, the Operating Expenses will be extrapolated as though the Building were 95% occupied. In any Fiscal Year when the Building has an average annual occupancy rate of 95% or more, then the Operating Expenses shall be the actual Operating Expenses. In the case of any services which are not rendered to all areas on a comparable basis, the proportion allocable to the Premises shall be in the same proportion such the floor area of the Premises bears to the total floor area to which such service is rendered.

                  4.4. ESCALATION OF REAL ESTATE TAXES.

                  4.4.1. For purposes of this paragraph 4.4, the following definitions apply:

                  "TAX YEAR" shall mean each separate tax fiscal year falling wholly or partly within the Term (currently the period commencing July 1 and ending June 30).

                  "INITIAL TAX COST" shall mean all Real Estate Taxes (as hereinafter defined) assessed against the Building and the Land for the Initial Tax Year.

                  "REAL ESTATE TAXES" shall mean all real estate taxes (including special betterment assessments, if any and any other taxes now or hereinafter imposed which are in the nature of or in substitution for real estate taxes) levied on the Building and the Land. For purposes of the preceding sentence, if Landlord can lawful pay any assessment in installments without any fine, penalty or lien against the Land or Building, the amount of such assessment shall be limited to the installments lawfully payable from time to time during the Term plus any accrued interest on the unpaid balance of such assessment. Real Estate Taxes shall not include any inheritance, gift, transfer, excise, income, franchise, rental, capital levy or profit tax or any late payment charges and penalties.

                  4.4.2. For and with respect to each Tax Year, Tenant shall pay as Additional Rent for the Premises Tenant's Proportionate Share of the increase in Real Estate Taxes over the Initial Tax Cost, on the following terms and conditions:

                                    (i) After the end of the Initial Tax Year,
                  if Real Estate Taxes exceed the Initial Tax Cost, Landlord shall submit a notice to Tenant reasonably detailing such excess, and Tenant shall pay Tenant's Proportionate Share of such excess within thirty (30) days after such notice.

                                    (ii) During each Tax Year following the
                  Initial Tax Year, Tenant shall pay to Landlord, in monthly installments together with monthly Fixed Rent, an amount estimated by Landlord as one-twelfth of the Tenant's Proportionate Share of the excess of Real Estate Taxes for such Tax Year over the Initial Tax Cost.

                                    (iii) Within one hundred twenty (120) days
                  (or as soon thereafter as possible) following the end of each Tax Year, Landlord shall provide Tenant a statement of such year's actual Real Estate Taxes, showing the actual increase in Real Estate Taxes over the Initial Tax Cost. If such statement shows that Tenant's monthly payments exceed Tenant's Proportionate Share of the actual increase incurred for the applicable Tax Year, then Tenant may deduct such overpayments from its next payment or payments of monthly rent unless the Term has expired, in which case Landlord shall refund such overpayment to Tenant within thirty (30) days after such statement. If such statement shows that Tenant's Proportionate Share of the actual increase incurred for the applicable Tax Year exceeds Tenant's monthly payments for the applicable Tax Year, then Tenant shall within thirty (30) days after such statement pay the total amount of such deficiency to Landlord.

                                    (iv) Each and every of the aforesaid
                  projected escalation amounts shall for all purposes be treated and considered as Additional Rent.

                  4.4.3. Should this Lease terminate at any time other than the first day of a tax year, the Additional Rent referred to in this paragraph
4.4 shall be calculated for the Tax Year in which the expiration of the Term occurs only by the following formula:

DAYS UNDER LEASE x Additional Rent = Adjusted Additional Rent for the
----------------                     Tax Year in which termination occurred
      365


                  4.4.4. In any Fiscal Year when the Building has an average annual occupancy rate of less than 95% then, for the purpose of this Section 4.4, the Real Estate Taxes will be extrapolated as though the Building were 95 % occupied. In any Fiscal Year when the Building has an average annual occupancy rate of 95 % or more, then the Real Estate Taxes shall be the actual Real Estate Taxes. Landlord shall credit against Tenant's next ensuing payment of Additional Rent any excess payments made by Tenant to reflect any abatement in Real Estate Taxes obtained by Landlord with respect to any Tax Year. Expenditures for legal fees and other expenses incurred in obtaining any abatement may be charged against the amount of Real Estate Taxes abated.

         4.5. AUDIT. Subject to the provisions of this Section, Tenant shall have the right, at Tenant's cost and expense, to examine all Landlord's books and records, documentation and calculations prepared in the determination of excess Operating Expenses.

                           (a) Such documentation and calculation shall be made available to Tenant at the offices where Landlord keeps such records during normal business hours within a reasonable time after Landlord receives a written request from Tenant to make such examination.

                           (b) Tenant shall have the right to make such examination no more than once in respect of any period in which Landlord has given Tenant a statement of the actual amount of Operating Costs.

                           (c) Any request for examination in respect of any Fiscal Year may be made no more than sixty (60) days after Landlord advises Tenant of the actual amount of Operating Costs in respect of such period.

                           (d) Such examination may be made only by an independent certified public accounting firm reasonably approved by Landlord.

                           (e) In the event that Tenant's audit discloses that Tenant paid an amount in excess of its proper contribution, Landlord shall credit such excess against Tenant's next ensuing payment for Additional Rent.

         4.6. UTILITIES. Tenant shall pay directly to the proper authorities charged with the collection thereof all charges for any utilities or services separately metered to Tenant used or consumed on the Premises, including, without limitation, the Electricity Charge. It is understood and agreed that Landlord shall not be liable for any interruption or failure in the supply of any such utilities to the Premises.

         4.7. LATE PAYMENT OF RENT. If any installment of rent is paid ten
(10) days after the date the same was due, at Landlord's election, it shall bear interest from the due date at the Prime Rate, as it may be adjusted from time to time, plus 4% per annum, but in no event more than the highest rate of interest allowed by applicable law (the "Default Rate"), which interest shall be immediately due and payable as further additional rent. The foregoing provisions of this Section 4.7 shall not apply to the first installment of rent paid after the date the same was due during each twelve (12) consecutive month period during the Term.

                        ARTICLE V - LANDLORD'S COVENANTS

         5.1. COVENANTS.  Landlord covenants during the Term:

                  5.1.1. BUILDING SERVICES. To furnish, through Landlord's employees or independent contractors, the services listed in EXHIBIT D.

                  5.1.2. ADDITIONAL BUILDING SERVICES. To furnish, through Landlord's employees or independent contractors, reasonable additional Building operation services upon reasonable advance request of Tenant at equitable rates from time to time established by Landlord to be paid by Tenant.

                  5.1.3. INSURANCE. To maintain all risk fire and casualty insurance on a replacement value, agreed amount basis, for the Building in such amounts as Landlord may consider reasonably appropriate. Landlord shall have no obligation to insure Tenant's personal property or chattels, including without limitation, Tenant's trade fixtures.

                  5.1.4. MAINTENANCE; REPAIRS. Except as otherwise provided in
Article VI, to make such repairs to the roof, exterior walls, floor slabs and other structural components and common areas and facilities of the Building and the Land as may be necessary to keep them in good, serviceable condition, including without limitation, maintenance and repair of the parking area, including lighting, removal of snow and ice, cleaning, patching pot holes, landscaping and restriping of parking spaces. Without limitation of the foregoing, Landlord shall be responsible for the maintenance and repair of the mechanical, electrical, plumbing and heating and air conditioning systems serving the Building and the Premises, including the Building elevator.

                   ARTICLE VI - TENANT'S ADDITIONAL COVENANTS

         6.1. COVENANTS. Tenant covenants at its expense at all times during the Term and for such further time as Tenant occupies the Premises or any part thereof:

                  6.1.1. PERFORM OBLIGATIONS. To perform promptly all of the obligations of Tenant set forth in this Lease; and to pay when due the Fixed Rent and Additional Rent and all charges, rates and other sums which by the terms of this Lease are to be paid by Tenant.

                  6.1.2. OCCUPANCY AND USE. Continuously from the Commencement Date, to use and occupy the Premises only for the Permitted Uses, and to timely procure and maintain all licenses and permits necessary therefor at Tenant's sole expense.

                  6.1.3. REPAIR AND MAINTENANCE. Except as otherwise provided in Article VII, to keep the Premises, including, without limitation, all plumbing, electrical, and other fixtures and equipment now or hereafter on the Premises but excluding the exterior of the Premises (exclusive of glass and doors), the structural elements of the Building, and the grounds and the parking lot which Landlord shall maintain and repair unless such repairs are required because of Tenant's misconduct or negligence, in good order, condition and repair and in at least as good order, condition and repair as they are in on the Term Commencement Date or may be put in during the Term, reasonable use and wear only excepted; to maintain the Premises in a clean, orderly and sanitary condition, including, without limitation, cleaning, repairing or replacing as needed all floor covering within the Premises; to keep in a safe, secure and sanitary condition all trash and rubbish temporarily stored at the Premises; and to make all repairs and replacements and to do all other work necessary for the foregoing purposes whether the same may be ordinary or extraordinary, foreseen or unforeseen. It is further agreed that the exception of reasonable use and wear shall not apply so as to permit Tenant to keep the Premises in anything less than suitable, tenantlike, and efficient and usable condition considering the nature of the Premises and the use reasonably made thereof, or in less than good and tenantlike repair.

                  6.1.4. COMPLIANCE WITH LAW. To make all repairs, alterations, additions or replacements to the Premises required by any law or ordinance or any order or regulation of any public authority required by reason of Tenant's particular and specific use of the Premises as opposed to legal requirements applicable generally to office buildings and general business office uses other than major capital repairs, alterations, additions or replacements to the foundations and structural elements of the building which are not required because of Tenant's failure to comply with the provisions of
Article 6.1.3 hereof; to keep the Premises equipped with all safety appliances so required; to pay all municipal, county, or state taxes assessed against the leasehold interest hereunder, or against personal property of any kind on or about the Premises; not to dump, flush, or in any way introduce any hazardous substances or any other toxic substances into the septic, sewage or other waste disposal system serving the Premises or the Building, not to generate, store (except for standard office supplies stored in proper containers in accordance with law) or dispose of hazardous substances in or on the Premises, the Building or the Land or dispose of hazardous substances from the Premises, the Building or the Land to any other location without the prior written consent of Landlord and then only in compliance with the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Section 6901 et seq., and all other applicable laws, ordinances and regulations; to notify Landlord of any incident which would require the filing of a notice under applicable federal, state, or local law; not to store (except for standard office supplies stored in proper containers in accordance with law) or dispose of hazardous substances on the Premises without first submitting to Landlord a list of all such hazardous substances and all permits required therefor and thereafter providing to Landlord on an annual basis Tenant's certification that all such permits have been renewed with copies of such renewed permits; and to comply with the orders and regulations of all governmental authorities with respect to zoning, building, fire, health and other codes, regulations, ordinances or laws applicable to the Premises. "Hazardous substances" as used in this paragraph shall mean

"hazardous substances" as defined in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 and regulations adopted pursuant to said Act.

                  6.1.5. TENANT'S WORK. To procure at Tenant's sole expense all necessary permits and licenses before undertaking any work on the Premises (including, without limitation, the Tenant Improvements); to do all such work in compliance with the applicable provisions of this Lease, including, without limitation, Sections 3.2; to do all such work in a good and workmanlike manner employing materials of good quality and so as to conform with all applicable zoning, environmental, building, fire, health and other codes, regulations, ordinances and laws; to furnish to Landlord prior to the commencement of any such work a bond or other security reasonably acceptable to Landlord assuring that any work commenced or continued by Tenant will be completed in accordance with specifications approved in advance in writing by Landlord; to keep the Premises at all times free of liens for labor and materials; to employ for such work one or more responsible contractors whose labor will work without interference with other labor working on the Building; to require such contractors employed by Tenant to carry worker's compensation insurance in accordance with statutory requirements and comprehensive public liability insurance covering such contractors on or about the Premises in amounts that at least equal the limits set forth in Section 1.1 and to submit certificates evidencing such coverage to Landlord prior to the commencement of such work; and to save Landlord harmless and indemnified from all injury, loss, claims or damage to any. person or property occasioned by or growing out of such work.

                  6.1.6. INDEMNITY. To defend, with counsel reasonably approved by Landlord, all actions against Landlord, any partner, trustee, stockholder, officer, director, employee or beneficiary of Landlord, holders of mortgages secured by the Premises or the Building and Land and any other party having an interest in the Premises ("Indemnified Parties") with respect to, and to pay, protect, indemnify and save harmless, to the extent permitted by law, all Indemnified Parties from and against, any and all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature (a) to which any Indemnified Party is subject because of Tenant's estate or interest in the Premises, or (b) arising from (i) injury to or death of any person, or damage to or loss of property, on the Premises or on adjoining sidewalks, streets or ways, connected in any way with the use or occupancy of any thereof by Tenant or any of Tenant's agents, contractors, licensees, sublessees or invitees, unless due to the act, fault, omission or misconduct of Landlord, its agents, contractors or employees or (ii) any act, fault, omission or misconduct of Tenant or its agents, contractors, licensees, sublessees or invitees.

                  6.1.7. LANDLORD'S RIGHT TO ENTER. To permit Landlord and its agents to enter into the Premises at reasonable times and upon reasonable notice, to examine the Premises, make such repairs and replacements as Landlord may elect, without however, any obligation to do so, and show the Premises to prospective purchasers and to lenders, and, during the last twelve (12) months of the Term, to show the Premises to prospective tenants and to keep affixed in suitable places notices of availability of the Premises. Landlord shall exercise its rights under this Section in such a manner as to minimize, to the extent practicable, interference with Tenant's use and occupancy of the Premises.

                  6.1.8. PERSONAL PROPERTY AT TENANT'S RISK. All of the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming by, through or under Tenant, may be on the Premises (collectively "Tenant's Property"), shall, as between the parties, be at the sole risk and hazard of Tenant and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord, except that Landlord shall in no event be indemnified or held harmless or exonerated from any liability to Tenant or to any other person, for any injury, loss, damage or liability to the extent prohibited by law. Landlord waives all rights in Tenant's Property (except to the extent any portion thereof was purchased with the Tenant Allowance) and agrees to execute, upon request of Tenant, a confirmation of such waiver in substantially the form attached hereto as EXHIBIT E.

                  6.1.9. PAYMENT OF LANDLORD'S COST OF ENFORCEMENT. To pay on demand Landlord's expenses, including reasonable attorney's fees, incurred in successfully enforcing any obligation of Tenant under this Lease or settling any claim in connection therewith, or in curing any default by Tenant under this Lease as provided in Section 8.4.

                  6.1.10. YIELD UP. At the expiration of the Term or earlier termination of this Lease: to surrender all keys to the Premises, to remove all of its trade fixtures and personal property in the Premises, to remove such installations and improvements made by Tenant (other than the Tenant Improvements) as Landlord may request and all Tenant's signs wherever located, to repair all damage caused by such removal and to yield up the Premises (including all installations and improvements made by Tenant except for trade fixtures and such of said installations or improvements as Landlord shall request Tenant to remove), broom-clean and in the same good order and repair in which Tenant is obliged to keep and maintain the Premises by the provisions of this Lease. Any property not so removed shall be deemed abandoned and may be removed and disposed of by Landlord in such manner as Landlord shall determine and Tenant shall pay Landlord the entire cost and expense incurred by Landlord in effecting such removal and disposition and in making any incidental repairs and replacements to the Premises and for use and occupancy during the period after the expiration of the Tenant in and prior to Tenant's performance of its obligations under this Section 6.1.10. Tenant shall further indemnify Landlord against all loss, cost and damage resulting from Tenant's failure and delay in surrendering the Premises as above provided.

                  6.1.11. ESTOPPEL CERTIFICATE. Upon not less than ten (10) days' prior notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect and that except as stated therein Tenant has no knowledge of any defenses, offsets or counterclaims against its obligations to pay the Fixed Rent and Additional Rent and any other charges and to perform its other covenants under this Lease (or, if there have been any modifications, that the Lease is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets or counterclaims, setting them forth in reasonable detail), the dates to which the Fixed Rent and Additional Rent and other charges have been paid and a statement that Landlord is not in default hereunder (or if in default, the nature of such default, in reasonable detail) and such other matters reasonably required by Landlord or any prospective purchaser or mortgagee of the Building. Any such statement delivered pursuant to this Section
6.1.11 maybe relied upon by any prospective purchaser or mortgagee of the Building, or any prospective assignee of any such mortgage.

                  6.1.12. LANDLORD'S EXPENSES RE CONSENTS. To reimburse
Landlord promptly on demand for all reasonable legal expenses incurred by Landlord in connection with all requests by Tenant for consent or approval under this Lease.

                  6.1.13. RULES AND REGULATIONS. To comply with the Rules and Regulations set forth in EXHIBIT C, as the same may be amended from time to time by Landlord to provide for the care and use of the Building and Land and their facilities and approaches, it being understood that Landlord shall not be liable to Tenant for the failure of other tenants of the Building to conform to such Rules and Regulations, provided, however, that to the extent of any conflict between the provisions of this Lease and any such Rules and Regulations, the provisions of this Lease shall control.

                  6.1.14. LOADING. Not to place Tenant's Property, as defined in Section 6.1.8, upon the Premises so as to exceed a rate of 50 pounds of live load per square foot and not to move any safe, vault or other heavy equipment in, about or out of the Premises except in such manner and at such times as Landlord shall in each instance approve. Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other leased space in the Building shall be placed or maintained by Tenant in settings of cork, rubber, spring, or other types of vibration eliminators sufficient to eliminate such vibration or noise.

                  6.1.15. HOLDOVER. To pay to Landlord the greater of twice (a) the then fair market rent for the Premises as conclusively determined by Landlord or (b) the total of the Fixed Rent, Additional Rent, and all other payments then payable hereunder, for each month or portion thereof Tenant shall retain possession of the Premises or any part thereof after the termination of this Lease, whether by lapse of time or otherwise, and also to pay all damages sustained by Landlord on account thereof, the provisions of this subsection shall not operate as a waiver by Landlord of the right of re-entry provided in this Lease; if such holding over continues for more than five (5) days after Landlord's written objection thereto, at the option of Landlord exercised by notice given to Tenant while such holding over continues, such holding over shall constitute an extension of this Lease for a period of one year.

                  6.1.16. ASSIGNMENT AND SUBLETTING.

                           (a)      Not without the prior written consent of
                                     Landlord to assign this Lease, to make any sublease, or to permit occupancy of the Premises or any part thereof by anyone other than Tenant, voluntarily or by operation of law; as Additional Rent, to reimburse Landlord promptly for reasonable legal and other expenses incurred by Landlord in connection with any request by Tenant for consent to assignment or subletting; no assignment or subletting shall affect the continuing primary liability of Tenant

                                     (which, following assignment, shall be
                                     joint and several with the assignee); no consent to any of the foregoing in a specific instance shall operate as a waiver in any subsequent instance.

                           (b)       Notwithstanding any other provision of
                                     this Section 6.1.16, in the event that
                                     Tenant requests Landlord's consent to any sublease of any portion of the Premises (said portion of the Premises being hereinafter referred to as the "Proposed Sublease Premises"), Landlord shall have the option, exercisable by notice given to Tenant within thirty (30) days after receipt of Tenant's request for consent to the proposed sublease, to terminate this Lease with respect to the Proposed Sublease Premises as of a date specified in such notice, which shall be not less than thirty
                                     (30) nor more than one hundred twenty (120) days after such notice, in which event: (i) this Lease shall continue in full force and effect with respect to the remainder of the Premises not included in the Proposed Sublease Premises, (ii) Tenant shall remove all of Tenant's trade fixtures and personal property in the Proposed Sublease Premises, all of such installations and improvements made by Tenant therein as Landlord may request and all of Tenant's signs therein, and Tenant shall repair all damage caused by such removal and yield up the Proposed Sublease Premises (including all installations and improvements made by Tenant except for trade fixtures and such of said installations and improvements as Landlord may request Tenant to remove), broom clean and in the same good order and repair which Tenant is obligated to keep and maintain the Premises by the provisions of this Lease.

                           (c)      Notwithstanding any other provision of this
                                    Section 6.1.16, if Tenant requests
                                    Landlord's consent to assign this Lease or sublet more than twenty-five percent (25 %) of the Premises, Landlord shall have the option, exercisable by notice to Tenant given within thirty (30) days after receipt of such request, to terminate this Lease as of a date specified in such notice which shall be not less than thirty (30) nor more than one hundred twenty (120) days after the date of such notice.

                           (d) Without limitation of any other provision of this Section 6.1.16, if, at any time during the Term of this Lease, Tenant is:

                                    (i) a corporation or a trust (whether or not
                  having shares of beneficial interest) and there shall occur any change or transfer of the ownership or control of fifty percent (50%) or more of the persons then having power to participate in the election or appointment of the directors, trustees or other persons exercising like functions and managing the affairs of Tenant; or

                                    (ii) a partnership or association or
                  otherwise not a natural person (and is not a corporation or a trust) and there shall occur any change or transfer of the ownership or control of fifty percent (50%) or more of the persons who then are members of such partnership or association or who comprise Tenant;

Tenant shall so notify Landlord and request Landlord's approval thereto, which approval shall not be unreasonably withheld or delayed. If Landlord fails to approve such change or transfer of the ownership or control, Landlord may terminate this Lease by notice to Tenant given within ninety (90) days thereafter. This subparagraph shall not apply to any change resulting from the public offering of Tenant's stock nor to any change in the ownership of such stock thereafter, if Tenant's stock is listed on a recognized security exchange, or if at least sixty percent (60%) of its voting stock is owned by another corporation, the voting stock of which is so listed.

                           (e) Landlord's consent to any assignment or subletting by Tenant, or to any occupancy of the Premises by anyone other than Tenant, voluntarily or by operation of law, in any specific instance shall not operate as a waiver in any subsequent instance.

                  6.1.17. NUISANCE. Not to injure, deface or otherwise harm the Premises; nor commit any nuisance; nor permit the emission of any objectionable noise, vibration or odor; nor make, allow or suffer any Waste; nor make any use of the Premises which is improper, offensive or contrary to any law or ordinance or which will invalidate or increase the premiums for any insurance on the Building or its contents.

                  6.1.18. INSTALLATION, ALTERATIONS OR ADDITIONS. Not to make any installations, alterations or additions in, to or on the Premises (other than the Tenant Improvements but including, without limitation, buildings, lawns, planted areas, walks, roadways, parking and loading areas) nor to permit the making of any apertures in the walls, partitions, ceilings or floors without on each occasion obtaining the prior written consent of Landlord and then only pursuant to plans and specifications approved by Landlord in advance in each instance. Landlord will not approve any construction, alterations, or additions requiring unusual expense to readapt the Premises to normal office use on lease expiration or termination or increasing the cost of construction, insurance or taxes on the Premises or the Building or of Landlord's Services called for by
Section 5.1 unless Tenant first gives assurances acceptable to Landlord that such readaptation will be made prior to such expiration or termination without expense to Landlord and makes provisions acceptable to Landlord for payment of such increased cost. All such changes and additions shall be part of the Building except such items as by writing at the time of approval the parties agree either shall be removed by Tenant on expiration or termination of this Lease, or shall be removed or left at Tenant's election.

                  6.1.19. INSURANCE.  To maintain:

                                (a) Public liability insurance including
                                    contractual liability on the Premises
                                    indemnifying Landlord and Tenant against all claims and demands for (i) injury to or death of any person, or damage to or loss of property, on the Premises or adjoining walks, streets or ways, or connected with the use, condition or occupancy of any thereof unless caused by the negligence of Landlord or its servants or agents or (ii) any act, fault or omission, or other misconduct of Tenant or its agents, contractors, licensees, sublessees or invitees, in amounts which shall, at the beginning of the Term, be at least equal to the limits set forth in
                                    Section 1.1, and from time to time during the Term, shall be for such higher limits, if any, as are customarily carried in the area in which the Premises are located on property similar to the Premises and used for similar purposes, and shall be written on the "Occurrence Basis" and include Host Liquor liability insurance if any liquor or alcohol is served on the Premises.

                           (b) Worker's compensation insurance in statutory amounts covering all of Tenant's employees working in the Premises.

                  6.1.20. INSURANCE POLICIES. To obtain all policies for insurance required under the provisions of Section 6.1.19 from responsible companies qualified to do business in the state in which the Premises are located and in good standing therein, which companies and the amount of insurance allocated thereto shall be subject to Landlord's approval, which approval shall not be unreasonably withheld or delayed. Tenant agrees to furnish Landlord with certificates of all such insurance which Tenant is obligated to obtain pursuant to Section 6.1.19 prior to the beginning of the Term and each renewal policy at least 30 days' prior to the expiration of the policy it renews. Each such policy shall prohibit cancellation and reduction of coverage without at least 30 days' prior written notice to Landlord and to the holders of any mortgages on the Building and/or Land.

                  6.1.21. LABOR OR MATERIALMEN'S LIENS. To pay promptly when due the entire cost of any work done on the Premises by Tenant, its agents, employees, or independent contractors; not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises; and to discharge any such liens which may so attach promptly after notice of the same but in no event later than thirty (30) days thereafter.



                        ARTICLE VII - CASUALTY OR TAKING

         7.1. TERMINATION. In case during the Term all or any substantial (meaning at least twenty percent (20%) of the square footage) part of the Premises or of the Building or of the Land or any one or more of them shall be taken by any public authority or for any public use, or shall be destroyed or damaged by fire or casualty, or by the action of any public authority, or Landlord receives compensable damage by reason of anything lawfully done in pursuance of public or other authority, then this Lease may be terminated at the election of Landlord. Such election, which may be made notwithstanding the fact that Landlord's entire interest may have been divested, shall be made by the giving of notice by Landlord to Tenant within thirty (30) days after such destruction or damage or taking.

         If during the Term the whole or more than fifty percent (50%) of the Premises is damaged or destroyed by fire or other casualty, or if the Building shall be damaged or destroyed by fire or other casualty in such manner that Tenant is deprived of reasonably commercial access to the Premises, unless, in either case, such damage or destruction can, in Landlord's reasonable opinion asserted in a notice ("Landlord's Notice") delivered within thirty (30) days of such casualty, be fully repaired within twelve (12) months after such fire or other casualty, or if, once commenced, such damage or destruction is not in fact repaired within twelve (12) months of such casualty (plus up to an additional thirty (30) days required by reason of Unavoidable Delays or as defined in
Section 10.7); Tenant shall have the right, by notice to Landlord given within thirty (30) days after Landlord's Notice, or as the case may be, within thirty
(30) days after the expiration of said 12-month construction period (as so extended) if the repairs are not so completed, to terminate this Lease, effective as of the date of such casualty as if that date were the date set forth in this Lease for the expiration of the Term, and the Fixed Rent and Additional Rent payable hereunder shall abate. If Tenant shall fail to give timely notice of the exercise of its right to terminate, Tenant shall have no right to so terminate this Lease, time being of the essence of the foregoing provisions.

         7.2. RESTORATION. If neither Landlord or Tenant exercises their respective right to terminate pursuant to Section 7.1, this Lease shall continue in force and a just proportion of the rent reserved, according to the nature and extent of the damages sustained by the Premises, shall be abated from the date of such casualty or taking until the Premises, or what may remain thereof, shall be put by Landlord in proper condition for use subject to zoning and building laws or ordinances then in existence, which, unless Landlord or Tenant has exercised its right to terminate pursuant to Section 7.1, Landlord covenants to do with reasonable diligence at Landlord's expense, provided that (and based on Landlord complying with its obligations under Section 5.1.3 hereof) Landlord's obligations with respect to restoration shall not require Landlord to expend more than the net proceeds of insurance recovered or damages awarded for such casualty or taking. The term "net proceeds of insurance recovered or damages awarded" refers to the gross amount of such insurance or damages less the expenses of Landlord in connection with the collection of the same, including, without limitation, fees and expenses for legal and appraisal services.

         7.3. AWARD. Landlord reserves to itself any and all rights to receive awards made for damages to the Premises, Building or Land and the leasehold hereby created, or any one or more of them, accruing by reason of exercise of eminent domain or by reason of anything lawfully done in pursuance of public or other authority. Tenant hereby releases and assigns to Landlord all Tenant's rights to such awards, and covenants to deliver such further assignments and assurances thereof as Landlord may from time to time request, and hereby irrevocably designates and appoints Landlord its attorney-in-fact to execute and deliver in Tenant's name and behalf all such further assignments thereof. It is agreed and understood however, that Landlord does not reserve to itself, and Tenant does not assign to Landlord, any damages payable for (a) movable trade fixtures installed by Tenant or anybody claiming under Tenant, at its own expense or (b) relocation expenses recoverable by Tenant from such authority in a separate action.

                             ARTICLE VIII - DEFAULTS

         8.1. EVENTS OF DEFAULT. (a) If any default by Tenant continues after notice, in case of Fixed Rent, Additional Rent or any other monetary obligation to Landlord for more than ten (10) days, or in any other case for more than thirty (30) days and such additional time, if any, as is reasonably necessary to cure the default if the default is of such a nature that it cannot reasonably be cured in thirty (30) days and Tenant diligently endeavors to cure such default, or (b) if any assignment for the benefit of creditors shall be made by Tenant, or by any guarantor of Tenant, or (c) if Tenant's leasehold interest shall be taken on execution or other process of law in any action against Tenant, or (d) if a lien or other involuntary encumbrance is filed against Tenant's leasehold interest, and is not discharged within thirty (30) days thereafter, or (e) if a petition is filed by Tenant or any guarantor of Tenant for liquidation, or for reorganization or an arrangement or any other relief under any provision of the Bankruptcy Code as then in force and effect, or (f) if an involuntary petition under any of the provisions of said Bankruptcy Code is filed against Tenant or any guarantor of Tenant and such involuntary petition is not dismissed within thirty (30) days thereafter, then, and in any of such cases, Landlord and the agents and servants of Landlord may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter and without further demand or notice, at Landlord's election, do any one or more of the following: (i) give Tenant notice stating that this Lease is terminated, effective upon the giving of such notice or upon a date stated in such notice, as Landlord may elect, in which event this Lease shall be irrevocably extinguished and terminated as stated in such notice without any further action, or (ii) with or without process of law, in a lawful manner enter and repossess the Premises as of Landlord's former estate, and expel Tenant and those claiming through or under Tenant, and remove its and their effects, without being guilty of trespass, in which event this Lease shall be irrevocably extinguished and terminated at the time of such entry, or (iii) pursue any other rights or remedies permitted by law. Any such termination of this Lease shall be without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenant, and in the event of such termination Tenant shall remain liable under this Lease as hereinafter provided. Tenant hereby waives all statutory rights (including without limitation rights of redemption, if any) to the extent such rights may be lawfully waived, and Landlord, without notice to Tenant, may store Tenant's effects and those of any person claiming through or under Tenant, at the expense and risk of Tenant, and, if Landlord so elects, may sell such effects at public auction or private sale and apply the net proceeds to the payment of all sums due to Landlord from Tenant, if any, and pay over the balance, if any, to Tenant.

         8.2. REMEDIES. In the event that this Lease is terminated under any of the provisions contained in Section 8.1 or shall be otherwise terminated for breach of any obligation of Tenant, Tenant covenants to pay forthwith to Landlord, as compensation, the excess of the total rent reserved for the residue of the Term over the rental value of the Premises for said residue of the Term. In calculating the rent reserved, there shall be included, in addition to the Fixed Rent and Additional Rent, the value of all other consideration agreed to be paid or performed by Tenant for said residue. Tenant further covenants as an additional and cumulative obligation after any such ending to pay punctually to Landlord all the sums and to perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant pursuant to the next preceding covenant, Tenant shall be credited with any amount paid to Landlord as compensation as provided in the first sentence of this Section 8.2 and also with the net proceeds of any rent obtained by Landlord by reletting the Premises, after deducting all of Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of preparing the Premises for such reletting, it being agreed by Tenant that Landlord may (i) relet the Premises or any part or parts thereof for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term and may grant such concessions and free rent as Landlord in its sole judgment considers advisable or necessary to relet the same and (ii) make such alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable or necessary to relet the same, and no action of Landlord in accordance with the foregoing or failure to relet or to collect rent under reletting shall operate or be construed to release or reduce Tenant's liability as aforesaid.

         In lieu of any other damages or indemnity and in lieu of full recovery by Landlord of all sums payable under all the foregoing provisions of this
Section 8.2, Landlord may by notice to Tenant, at any time after this Lease is terminated under any of the provisions contained in Section 8.1 or is otherwise terminated for breach of any obligation of Tenant and before such full recovery, elect to recover, and Tenant shall thereupon pay, as liquidated damages, an amount equal to the aggregate of the Fixed Rent and Additional Rent accrued in the twelve (12) months ended next prior to such termination (if there is less than twelve (12) months remaining in the Term, then such amount shall be prorated upon the number of months and partial months remaining in the Term), plus the amount of rent of any kind accrued and unpaid at the time of termination and less the amount of any recovery by Landlord under the foregoing provisions of this Section 8.2 up to the time of payment of such liquidated damages.

         Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than, equal to, or less than the amount of the loss or damages referred to above.

         8.3. REMEDIES CUMULATIVE. Any and all rights and remedies which Landlord may have under this Lease, and at law and equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

         8.4. LANDLORD'S RIGHT TO CURE DEFAULTS. Landlord may, but shall not be obligated to, cure, at any time, following ten (10) days' prior notice to Tenant, except in cases of emergency when no notice shall be required, any default by Tenant under this Lease; and whenever Landlord so elects, all costs and expenses incurred by Landlord, including reasonable attorneys' fees, in curing a default shall be paid by Tenant to Landlord as Additional Rent on demand, together with interest thereon at the Default Rate from the date of payment by Landlord to the date of payment by Tenant.

         8.5. EFFECT OF WAIVERS OF DEFAULT. Any consent or permission by Landlord to any act or omission which otherwise would be a breach of any covenant or condition herein, or any waiver by Landlord of the breach of any covenant or condition herein, shall not in any way be held or construed (unless expressly so declared) to operate so as to impair the continuing obligation of any covenant or condition herein, or otherwise, except as to the specific instance, operate to permit similar acts or omissions.

         The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed to have been a waiver of such breach by Landlord. No consent or waiver, express or implied, by Landlord to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

         8.6. NO ACCORD AND SATISFACTION. No acceptance by Landlord of a lesser sum than the Fixed Rent, Additional Rent or any other charge then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, unless Landlord elects by notice to Tenant to credit such sum against the most recent installment due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other charge be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.

                             ARTICLE IX - MORTGAGES

         9.1. RIGHTS OF MORTGAGE HOLDERS. The word "mortgage" as used herein includes mortgages, deeds of trust or other similar instruments evidencing other voluntary liens or encumbrances and modifications, consolidations, extensions, renewals, replacements and substitutes thereof. The word "holder" shall mean a mortgagee, and any subsequent holder or holders of a mortgage. Until the holder of a mortgage shall enter and take possession of the Premises for the purpose of foreclosure, such holder shall have only such rights of Landlord as are necessary to preserve the integrity of this Lease as security. Upon entry and taking possession of the Premises for the purpose of foreclosure, such holder shall have all the rights of Landlord. Notwithstanding any other provision of this Lease to the contrary, no such holder of a mortgage shall be liable either as mortgagee or as assignee, to perform, or be liable in damages for failure to perform, any of the obligations of Landlord unless and until such holder shall enter and take possession of the Premises for the purpose of foreclosure. Upon entry for the purpose of foreclosure, such holder shall be liable to perform all of the obligations of Landlord, subject to and with the benefit of the provisions of Section 10.6, provided that a discontinuance of any foreclosure proceeding shall be deemed a conveyance under said provisions to the owner of the equity of the Premises.

         Tenant shall not pay Fixed Rent, Additional Rent or any other charge more than ten (10) days prior to the due date thereof. No prepayment of Fixed Rent, Additional Rent or other charge, no assignment of this Lease and no agreement to modify so as to reduce the rent, change the Term, or otherwise materially change the rights of Landlord under this Lease, or to relieve Tenant of any obligations or liability under this Lease, shall be valid unless consented to in writing by Landlord's mortgagees of record, if any.

         No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless (a) Tenant shall have first given written notice of Landlord's act or failure to act to Landlord's mortgagees of record, if any, specifying the act or failure to act on the part of Landlord which could or would give basis to Tenant's rights and (b) such mortgagees, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter, but nothing contained in this Section 9.1 shall be deemed to impose any obligation on any such mortgagee to correct or cure any such condition. "Reasonable time" as used above means and includes a reasonable time to obtain possession of the mortgaged premises, if the mortgagee elects to do so, and a reasonable time to correct or cure the condition if such condition is determined to exist. Landlord agrees to use reasonable efforts to notify Tenant of the identity and address of any mortgagee of record.

         The covenants and agreements contained in this Lease with respect to the rights, powers and benefits of a holder of a mortgage (including, without limitation, the covenants and agreements contained in this Section 9.1) constitute a continuing offer to any person, corporation or other entity, which by accepting or requiring an assignment of this Lease or by entry or foreclosure assumes the obligations herein set forth with respect to such holder; such holder is hereby constituted a party of this Lease as an obligee hereunder to the same extent as though its name were written hereon as such; and such holder shall be entitled to enforce such provisions in its own name. Tenant agrees on request of Landlord to execute and deliver from time to time any agreement which may be necessary to implement the provisions of this Section 9.1.

         9.2. SUPERIORITY OF LEASE OPTION TO SUBORDINATE. Unless the option set forth below in this Section 9.2 shall be exercised, this Lease shall be superior to and shall not be subordinate to any mortgage or other voluntary lien or other encumbrance hereafter placed on the mortgaged premises of which the Premises are a part. The holder of any such mortgage or other voluntary lien or other encumbrance shall have the option to subordinate this Lease to the same, provided that such holder enters into an agreement with Tenant by the terms of which such holder will agree (a) to recognize the rights of Tenant under this Lease, (b) to perform Landlord's obligations hereunder arising after the date of such holder's acquisition of title as hereinafter described, expressly excluding, however, Landlord's obligations under Article III of this Lease, and
(c) to accept Tenant as tenant of the Premises under the terms and conditions of this Lease in the event of acquisition of title by such holder through foreclosure proceedings or otherwise and Tenant will agree to recognize the holder of such mortgage as Landlord in such event, which agreement shall be made expressly to bind and inure to the benefit of the successors and assigns of Tenant and of the holder and upon anyone purchasing the mortgaged premises at any foreclosure sale. Tenant and Landlord agree to execute and deliver any appropriate instruments necessary to carry out the agreements contained in this
Section 9.2. Any such mortgage to which this Lease shall be subordinated may contain such terms, provisions and conditions as the holder deems usual or customary.

         9.3. NO EXISTING MORTGAGE. Landlord represents and warrants that, as of the date hereof, there are no mortgages or other voluntary liens on the Building and/or the Land.

                      ARTICLE X - MISCELLANEOUS PROVISIONS

         10.1. NOTICES FROM ONE PARTY TO THE OTHER. All notices required or permitted hereunder shall be in writing and addressed, if to the Tenant, to the address set forth in Section 1. 1 or such other address as Tenant shall have last designated by notice in writing to Landlord and, if to Landlord, to the address set forth in Section 1.1 or such other address as Landlord shall have last designated by notice in writing to Tenant. Any notice shall be deemed duly given if mailed to such address postage prepaid, registered or certified mail, return receipt requested, when deposited with the U.S. Postal Service, or if delivered to such address by hand, when so delivered.

         10.2. QUIET ENJOYMENT. Landlord agrees that upon Tenant's paying the rent and performing and observing the terms, covenants, conditions and provisions on its part to be performed and observed, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises during the Term without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord, subject, however, to the terms of this Lease. Landlord further represents and warrants that it is the record owner of fee simple title to the Building and the Land.

         10.3. EASEMENTS; CHANGES TO LOT LINES. Landlord reserves the right, from time to time, to grant easements affecting the Premises or the Building or the Land and to change or alter existing boundaries of the Land so long as such easements or such changes or alterations to existing boundaries of the Land do not unreasonably interfere with Tenant's use of the Premises, and to enter upon the Premises at reasonable times for purposes of constructing and maintaining any pipes, wires and other facilities serving any portion of the Land or of the Building.

         10.4. WAIVER OF SUBROGATION. Any casualty insurance carried by either party with respect to the Premises, the Building or property therein or occurrences thereon shall include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of injury or loss, provided that such clause or endorsement is obtainable without payment of an additional premium. If such clause or endorsement is obtainable upon payment of an additional premium, then the party benefiting from such clause or endorsement may request the other party to obtain it and shall reimburse the other party for the cost of such additional premium. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury or loss due to hazards covered by such insurance to the extent such party's policy permits such waiver of subrogation and then only with respect to sums which are collectible thereunder.

         10.5. LEASE NOT TO BE RECORDED. Tenant agrees that it will not record this Lease. Both parties shall, upon the request of either, execute and deliver a notice of this Lease in such form, if any, as may be permitted by applicable statute. If this Lease is terminated before the scheduled expiration date of the Term of this Lease the parties shall execute, deliver and record an instrument acknowledging such fact and the actual date of termination of this Lease, and Tenant hereby appoints Landlord its attorney-in-fact, coupled with an interest, with full power of substitution to execute such instrument.

         10.6. BIND AND INURE; LIMITATION OF LANDLORD'S LIABILITY. The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No owner of the Premises shall be liable under this Lease except for breaches of Landlord's obligations occurring while owner of the Premises. The obligations of Landlord shall be binding upon the assets of Landlord which comprise the Land and Building but not upon other assets of Landlord. No partner, trustee, stockholder, member, officer, director, employee or beneficiary (or the partners, trustees, stockholders, officers, directors or employees of any such beneficiary) of Landlord shall be personally liable under this Lease and Tenant shall look solely to Landlord's interest in the Premises in pursuit of its remedies upon an event of default hereunder, and the general assets of the partners, trustees, stockholders, members, officers, employees or beneficiaries (and the partners, trustees, stockholders, members, officers, directors or employees of any such beneficiary) of Landlord shall not be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Tenant; provided that the foregoing provisions of this sentence shall not constitute a waiver of any obligation evidenced by this Lease and provided further that the foregoing provisions of this sentence shall not limit the right of Tenant to name Landlord or any individual partner or trustee thereof as party defendant in any action or suit in connection with this Lease so long as no personal money judgment shall be asked for or taken against any individual partner, trustee, stockholder, member, officer, employee or beneficiary of Landlord.

         10.7. UNAVOIDABLE DELAYS. In any case where either party hereto is required to do any act, delays caused by or resulting from Acts of God, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations, unusually severe weather, or other causes beyond such party's reasonable control (collectively, "Unavoidable Delays") shall not be counted in determining the time during which work shall be completed, whether such time be designated by a fixed date, a fixed time or a "reasonable time," and such time shall be deemed to be extended by the period of such delay.

         10.8. LANDLORD'S DEFAULT. Landlord shall not be deemed to be in default in the performance of any of its obligations hereunder unless it shall fail to perform such obligations and such failure shall continue for a period of 30 days or such additional time as is reasonably required to correct any such default after notice has been given by Tenant to Landlord specifying the nature of Landlord's alleged default. Tenant shall have no right for any such default to offset or counterclaim against any rent due hereunder. Notwithstanding the foregoing, if Landlord is unable to perform any of its obligations hereunder in an emergency situation, Tenant shall be permitted to take such actions as may be reasonably necessary to prevent or minimize any injury or damage to persons or property. Upon receipt of documentation reasonably satisfactory to Landlord, Landlord shall promptly reimburse Tenant for all costs and expenses reasonably incurred by Tenant in taking such actions.

         10.9. BROKERAGE. Each party warrants and represents to the other that it has had no dealings with any broker or agent in connection with this Lease other than the Brokers set forth in Article I and covenants to defend the other party with counsel approved by such other party, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any broker or agent other than the Brokers set forth in Article I with respect to Tenant's dealings in connection with this Lease or the negotiation thereof. Landlord agrees that it shall be solely responsible for the payment of any brokerage commission due to the Brokers listed in Article I, notwithstanding that Hunneman Commercial Company has acted as broker for Tenant.

         10.10. APPLICABLE LAW AND CONSTRUCTION. This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises are located. If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstances shall be declared invalid, or unenforceable by the final ruling of a court of competent jurisdiction having final review, the remaining terms, covenants, conditions and provisions of this Lease and their application to persons or circumstances shall not be affected thereby and shall continue to be enforced and recognized as valid agreements of the parties, and in the place of such invalid or unenforceable provision, there shall be substituted a like, but valid and enforceable provision which comports to the findings of the aforesaid court and most nearly accomplishes the original intention of the parties.

         There are no prior oral or written agreements between Landlord and Tenant affecting this Lease. This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Landlord and Tenant.

         The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease.

         Unless repugnant to the context, the words "Landlord" and `Tenant" appearing in this Lease shall be construed to mean those named above and their respective heirs, executors, administrators, successors and assigns, and those claiming through or under them respectively. If there be more than one tenant the obligations imposed by this Lease upon Tenant shall be joint and several.

         10.11. SUBMISSION NOT AN OFFER. The submission of a draft of this Lease or a summary of some or all of its provisions does not constitute an offer to lease or demise the Premises, it being understood and agreed that neither Landlord nor Tenant shall be legally bound with respect to the leasing of the Premises unless and until this Lease has been executed by both Landlord and Tenant and a fully executed copy delivered to each of them.

         10.12. SECURITY DEPOSIT. On or before the date hereof Tenant shall provide Landlord, as a condition of this Lease, a security deposit in the amount of $150,000, as security for the performance of the obligations of Tenant hereunder in accordance with the following requirements.

         If Tenant shall fail to perform any of its obligations under this Lease, Landlord may, but shall not be obligated to, apply the security deposit to the extent necessary to cure the default, and Tenant shall be obligated to reinstate the security deposit. Tenant shall not have the right to call upon Landlord to draw upon all or any part of the security deposit to cure any default or fulfill any obligation of Tenant, but such use shall be solely in the discretion of Landlord. Provided that Landlord gives Tenant notice of the name of such grantee or transferee, upon any conveyance by Landlord of its interest under this Lease, the security deposit may be delivered by Landlord to Landlord's grantee or transferee. Upon any such delivery, Tenant hereby releases Landlord herein named of any and all liability with respect to the security deposit, its application and return, and Tenant agrees to look solely to such grantee or transferee. It is further understood that this provision shall also apply to subsequent grantees and transferees.

         10.13. SIGNAGE. The name and location of Tenant shall be listed in building standard format on the building directory furnished by Landlord in the main lobby of the Building. In addition, the name of Tenant shall be placed by Landlord in building standard format on Tenant's main entrance door to the Premises. In addition, Tenant, at Tenant's sole cost and expense, shall replace the existing backlight sign on the facade of the Building, the location, size, color and style of which shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld.

         10.14. CONDITION PRECEDENT. The parties hereto acknowledge and agree that the rights and obligations of Landlord and Tenant under this Lease, and the commencement of the Term hereunder are subject to the vacation of all or a portion of the Premises by the existing tenant, NetLink, Inc. ("NetLink") and the early termination of NetLink's lease with Landlord (the "NetLink Lease"). Landlord shall use reasonable efforts to effect the early termination of the NetLink Lease and the vacation of the Premises by NetLink on or before March 31, 1999, as evidenced by a written agreement to that effect executed and delivered to Landlord on or before 5:00 p.m. on March 16, 1999 (the "NetLink Termination Agreement"). If NetLink has not executed and delivered to Landlord the NetLink Termination Agreement, in a form satisfactory to Landlord, on or before March 16, 1999, then at any time thereafter up to and including March 31, 1999, Tenant may provide Landlord with a written notice of its election to terminate this Lease (the "Termination Notice"). If the Termination Notice is given, then this Lease shall terminate and be null and void and neither party shall have any further liability to the other hereunder. If a Termination Notice is not given on or before March 31, 1999, then this Lease shall remain in full force and effect without any further action by the parties hereto.

         WITNESS the execution hereof under seal on the day and year first above written.

                                          Landlord:

                                          FRAMINGHAM - 1881 ASSOCIATES
                                          by its agent, SPAULDING AND SLYE
                                          SERVICES LIMITED PARTNERSHIP

                                         By: Spaulding and Slye Properties
                                             Company, Inc., its General Partner

                                         By:
                                             ----------------------------------
                                              Name:
                                              Title:

                                                  Tenant:

                                                  FURNITURE.COM, INC.

                                                  By: /s/ Richard E. Clark
                                                     --------------------
                                                  Name: Richard E. Clark
                                                  Its: CFO
                                                  Hereunto duly authorized



                                    EXHIBIT A

                                Plan of Premises

                                    EXHIBIT B

                                  Plan of Land

Map of the Plan of Land not included; however, it is illegible on the hardcopy of the lease

                                    EXHIBIT C

                              Rules and Regulations

                             Rules and Regulations

1. The entrances, lobbies, passages, corridors, elevators, halls, courts, sidewalks, vestibules, and stairways shall not be encumbered or obstructed by Tenant, Tenant's agents, servants, employees, licensees or visitors or used by them for any purposes other than ingress or egress to and from the Premises.

2. The moving in or out of all safes, freight, furniture, or bulky matter of any description shall take place during the hours which Landlord may determine from time to time. Landlord reserves the right to inspect all freight and bulky matter to be brought into the Building and to exclude from the Building all freight and bulky matter which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. Landlord reserves the right to have Landlord's structural engineer review Tenant's floor loads on the Premises. Such review shall be at Landlord's expense, unless Landlord's structural engineer finds that Tenant has violated the floor load requirements of this Lease, in which case such review shall be at Tenant's expense.

3. Tenant, or the employees, agents, servants, visitors or licensees of Tenant shall not at any time place, leave or discard any rubbish, paper, articles, or objects of any kind whatsoever outside the doors of the Premises or in the corridors or passageways of the Building. No animals or birds shall be brought or kept in or about the Building. Bicycles shall not be permitted in the Building.

4. Tenant shall not place objects against glass partitions or doors or windows or adjacent to any common space which would be unsightly from the Building corridors or from the exterior of the Building and will promptly remove the same upon notice from Landlord.

5. Tenant shall not make noises, cause disturbances, create vibrations, odors or noxious fumes or use or operate any electric or electrical devices or other devices that emit sound waves or are dangerous to other tenants and occupants of the Building or that would interfere with the operation of any device or equipment or radio or television broadcasting or reception from or within the Building or elsewhere, or with the operation of roads or highways in the vicinity of the Building, and shall not place or install any projections, antennae, aerials, or similar devices inside or outside of the Premises, without the prior written approval of Landlord.

6. Tenant may not (without Landlord's approval therefor, which approval will be signified on Tenant's Plans submitted pursuant to the Lease) and Tenant shall not permit or suffer anyone to: (a) cook in the Premises; (b) place vending or dispensing machines of any kind in or about the Premises; (c) at any time sell, purchase or give away permit the sale, purchase, or gift of food in any form.

7. Tenant shall not (a) use the Premises for lodging, manufacturing or for any immoral or illegal purposes; (b) use the Premises to engage in the manufacture or sale of, or permit the use of spirituous, fermented, intoxicating or alcoholic beverages on the Premises; (c) use the Premises to engage in the manufacture or sale of, or permit the use of, any illegal drugs on the Premises.

8. No awning or other projections shall be attached to the outside walls or windows. No curtains, blinds, shades, screens or signs other than those furnished by Landlord shall be attached to, hung in, or used in connection with any window or door of the Premises without prior written consent of Landlord.

9. No signs, advertisement, object, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the Premises if visible from outside of the Premises. Interior signs on doors shall be painted or affixed for Tenant by Landlord.

10. Tenant shall not use the name of the Building or use pictures or illustrations of the Building in advertising or other publicity without prior written consent of Landlord. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability for offices, and upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

11. Door keys for doors in the Premises will be furnished at the Commencement of the Lease by Landlord. Tenant shall not affix additional locks on doors and shall purchase duplicate keys only from Landlord and will provide to Landlord the means of opening of safes, cabinets, or vaults left on the Premises upon the expiration or sooner termination of the Term of this lease. In the event of the loss of any keys so furnished by Landlord, Tenant shall pay to Landlord the cost thereof.

12. Tenant shall cooperate and participate in all security programs affecting the Building.

13. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured.

14. Tenant shall not make any room-to-room canvass to solicit business from other tenants in the Building, and shall not exhibit, sell or offer to sell, use, rent or exchange any item or services in or from the Premises unless ordinarily embraced within Tenant's use of the Premises as specified in its Lease. Canvassing, soliciting and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same. Peddlers, solicitors and beggars shall be reported to the Management Office.

15. Tenant shall not mark, paint, drill into, or in any way deface any part of the Building or Premises. No boring, driving of nails, or screws, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. Tenant shall not install any resilient tile or similar floor covering the Premises except with the prior written approval of Landlord. The use of cement or other similar adhesive material is expressly prohibited.

16. Tenant shall not waste electricity or water and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and shall refrain from attempting to adjust controls. Tenant shall keep corridor doors closed except when being used for access.

17. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein.

18. Building employees shall not be required to perform, and shall not be requested by any tenant or occupant to perform, any work outside of their regular duties, unless under specific instructions from the office of the Managing Agent of the Building.

19. Tenant may request heating and/or air conditioning in the common areas of the Building during other periods in addition to normal operating hours (Monday through Friday) from 8:00 a.m. to 6:00 p.m., except on holidays recognized by the federal, state or local government, and Saturdays from 8:00 a.m. to 1:00 by submitting its request in writing to the office of the Managing Agent of the Building no later than 2:00 p.m. the preceding work day (Monday through Friday) on forms available from the office of the Managing Agent. The request shall clearly state the start and stop hours of the "offhour" service. Tenant shall submit to the Managing Agent a list of personnel authorized to make such request. Tenant shall be charged for such operation in the form of Additional Rent. Such charges are currently $25 per hour per floor, but may be adjusted on a fair and reasonable basis from time to time by the Managing Agent to reflect the additional operating costs involved.

20.      Smoking is prohibited in all common areas of the Building.

                                    EXHIBIT D

                               Landlord's Services

I CLEANING

                  A. General

                    1. All cleaning work will be performed between 6 p.m. and 12 midnight, Monday through Friday, unless otherwise necessary for stripping, waxing, etc.

                    2. Abnormal waste removal (e.g. bulk packaging, wood or cardboard crates, refuse from food operations, etc.) shall be Tenant's responsibility.

                  B. Daily Operations (5 times per week)

                    1.   Lavatories

                            a.Sweep and wash floors with disinfectant.

                            b.     Wash both sides of toilet seats with
                                   disinfectant

                            c.     Wash all mirrors, basins, bowls, urinals.

                            d.     Spot clean toilet partitions.

                            e. Empty and disinfect sanitary napkin disposal receptacles.

                            f. Refill toilet tissue, towel, soap, and sanitary napkin dispensers.

                    3.   Public Areas

                            a. Wipe down entrance doors and clean glass (interior and exterior).

                            b. Vacuum elevator carpets and wipe down doors and walls.

                            c.     Clean water coolers.

                  C. Weekly Operations

                    1.   Lavatories, Public Areas

                            a. Hand-dust and wipe clean all horizontal surfaces with treated cloths to include furniture, office equipment, window sills, door ledges, chair rails,
                                    baseboards, convector tops, etc., within normal reach.

                            b. Remove finger marks from private entrance doors, light switches, and doorways.

                            c.     Sweep all stairways.

                  D. Monthly Operations

                    1.   Public Areas

                            a.Thoroughly vacuum seat cushions on chairs, sofas,
                                   etc.

                            b.     Vacuum and dust grillwork.

                    2.     Lavatories

                            a.Wash down interior walls and toilet partitions.

                  E. As Required and Weather Permitting

                    1.   Entire Building

                            a.     Clean inside of all windows.

                            b.     Clean outside of all windows.

                  F. Yearly

                     1.  Public Areas

                            a.     Strip and wax all resilient tile floor areas.

                    2. Maintenance of any additional or special air conditioning equipment and the associated operating cost will be at Tenant's expense.

II. WATER

     Hot water for lavatory purposes and cold water for drinking, lavatory and toilet purposes.

III. ELEVATORS (if Building is Elevatored)

     Elevators for the use of all tenants and the general public for access to and from all floors of the building. Programming of elevators (including, but not limited to, service elevators) shall be as Landlord from time to time determines best for the Building as a whole.

IV. CAFETERIA AND VENDING INSTALLATIONS

     1. Any space to be used primarily for lunchroom or cafeteria operation shall be Tenant's responsibility to keep clean and sanitary, it being understood that Landlord's approval of such use must be first obtained in writing.

     2. Vending machines or refreshment service installations by Tenant must be approved by Landlord in writing and shall be restricted in use to employees and business callers. All cleaning necessitated by such installations shall be at Tenant's expense.

                                  EXHIBIT E

Form of Landlord's Waiver and Consent

                      LANDLORD'S CONSENT AND WAIVER OF LIEN

PREMISES: 1881 Worcester Road, Framingham, Massachusetts

TENANT:   Furniture.com, Inc.

         FOR VALUABLE CONSIDERATION, the undersigned, being the owner and landlord ("LANDLORD") of the above-described Premises, hereby waives any claim against or lien upon the inventory, equipment and proceeds therefrom (and replacements, substitutions and additions for or to the foregoing), installed or to be installed in the aforesaid Premises in which (the "BANK"), its successors or assigns, now or hereafter holds a security interest; provided such inventory or equipment does not become part of the real estate.

         Landlord further agrees that as long as the lease with Furniture.com, Inc. for the Premises remains in force and effect, to interpose no objections to the entry by the Bank, its successors and assigns, upon said Premises for the purpose of removing and/or liquidating its collateral in the event of default by Tenant in its obligations to the Bank, provided that (a) the Bank restore any walls, windows, doors, partitions, roofs, floors or other parts of the Premises damaged by it in the course of removal to their condition at the time of the Bank's entry into possession. The undersigned agrees that the Bank shall have the right to cure any default of Furniture.com, Inc. under said lease.

         Landlord represents that a true and correct copy of the lease of said Premises is attached hereto and acknowledges that to the best of its knowledge, there are currently no uncured defaults on the part of Tenant. Landlord shall endeavor to give the Bank a copy of any notice terminating the rights of Tenant hereunder, but such failure shall not nullify or invalidate any notice sent to Tenant or be a default by Landlord under this document. Landlord agrees that the Bank shall have the right for as long as the lease remains outstanding to either (a) enter into possession for the purpose of removing and liquidating its collateral in accordance with the preceding paragraph, or (b) cure any default which can be cured by the payment or expenditure of money and thereupon to assume all of the obligations and rights of Tenant under the lease for as long as the Bank is in possession of such Premises.

The acceptance of such rents or other sums from the Bank will not bar Landlord's rights against Tenant under the lease.

SIGNED AND SEALED on behalf of the successors and assigns of the undersigned this ____ day of ______________________, 19__.

                         (Landlord)

                         FRAMINGHAM - 1881 ASSOCIATES by its agent,
                         SPAULDING AND SLYE SERVICES LIMITED
                         PARTNERSHIP

                         By: Spaulding and Slye Properties Company, Inc., its General Partner

                         By:
                            ---------------------------------------------------
                             Name:

                            FIRST AMENDMENT TO LEASE

      This First Amendment to Lease ("First Amendment") dated as of December 21, 1999, by and between BerTech 1881 LLC, a Delaware limited liability company ("Landlord"), and Furniture.com, Inc., a Delaware corporation ("Tenant").

                                   WITNESSETH:

            WHEREAS, Framingham - 1881 Associates, the predecessor in interest to Landlord, and Tenant entered into that certain lease dated as of March 16, 1999 (the "Lease") for approximately 32,787 rentable square feet (the "Premises") located on the second (2nd) floor of the building ("Building") known and numbered as 1881 Worcester Road, Framingham, Massachusetts; and

            WHEREAS, Landlord and Tenant wish to (a) expand the Premises to include the remainder of the rentable square footage of the Building, and (b) otherwise amend the terms of the Lease in certain particulars, all as more specifically set forth herein.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1. New Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Lease. The Lease is hereby amended by adding to Section 1.1 thereof the following defined terms:

      a. Additional Premises. "Additional Premises: Approximately 18,387 rentable square feet located on the first (1st) floor of the Building (the "First Additional Premises") and approximately 13,165 square feet on the first (1st) floor of the Building (the "Second Additional Premises"), both spaces as shown on Exhibit F (the First Additional Premises and the Second Additional Premises are sometimes hereinafter collectively referred to as the "Additional Premises.""

      b. Rent Commencement Date for the First Additional Premises. "First Additional Premises Rent Commencement Date: January 1, 2000."

      c. Rent Commencement Date for the Second Additional Premises. "Second Additional Premises Rent Commencement Date: July 1, 2000."

      d. Commencement Date for the Additional Premises. "Commencement Date for the Additional Premises: January 1, 2000"

      e.    Initial Fiscal Year for Operating Expenses for the Additional
            Premises: "Initial Fiscal Year for Operating Expenses for the Additional Premises: Calendar Year 2000."

      f.    Initial Calendar Year for Real Estate Taxes for the Additional
            Premises: "Initial Calendar Year for Real Estate Taxes for the Additional Premises: Calendar Year 2000, meaning the last two (2) quarters of fiscal real estate tax year 2000 (January 1, 2000 - June 30, 2000) and the first two (2) quarters of fiscal real estate tax year 2001 (July 1, 2000 - December 31, 2000), such quarters to be based upon the final tax bill for the respective fiscal real estate tax years, rather than on estimated quarterly bills."

2. Revised Definitions. Section 1.1 of the Lease is hereby further amended as follows:

      a. Landlord. The definition of Landlord is deleted in its entirety and shall be replaced by the following text:

            "BerTech 1881 LLC, a Delaware limited liability company"

      b. Landlord's & Managing Agent's Address: The definition of Landlord's & Managing Agent's Address is deleted in its entirety and shall be replaced by the following text:

            "c/o Berkeley Investments, Inc.
            121 High Street
            Boston, MA 02110"

      c. Landlord's Representative: The definition of Landlord's Representative is deleted in its entirety and shall be replaced by the following text:

            "Philip J. Brannigan, Jr."

      d. Managing Agent: The definition of Managing Agent is deleted in its entirety and shall be replaced by the following text:

            "Berkeley Management, Inc."

      e. Tenant's Address: The definition of Tenant's Address (for Notice and Billing) is deleted in its entirety and shall be replaced by the following text:

            "1881 Worcester Road, Framingham, Massachusetts 01701"

      f. Annual Fixed Rent. The definition of Annual Fixed Rent is deleted in its entirety and shall be replaced by the following text:

            "Term Commencement Date - March 31, 2001: $20.00 p.r.s.f April 1, 2001 - December 31, 2004: $23.00 p.r.s.f."

      g. Parking Facilities. The definition of Parking Facilities shall be deleted in its entirety and replaced with the following text:

            "Tenant, its employees, customers and visitors shall have the right to the exclusive use of all parking facilities as may adjoin or be available to the Building."

      h. Premises. The following text shall be added to the definition of "Premises":

            "From and after the Commencement Date for the Additional Premises, 'Premises' shall also include the Additional Premises, except as specifically set forth herein."

      i. Tenant's Proportionate Share. The definition of Tenant's Proportionate Share shall be deleted.

      j. Term Expiration Date. The definition of "Term Expiration Date" shall be deleted and the phrase "December 31, 2004" shall be inserted in place thereof.

      k. Right of First Refusal. The definition of Right of First Refusal and is hereby deleted in its entirety.

3.    Premises. Section 2.1.1(b) of the Lease is hereby amended as follows:

      (a) The phrase "the right to use in common with others entitled thereto" in Section 2.1.1(b) shall be deleted and the phrase "the right to use in common with the Landlord" shall be inserted in place thereof.

      (b) The number "two (2)" in the fourth line of Section 2.1.1(b) shall be deleted and the word "all" shall be inserted in place thereof.

      (c) The second sentence of Section 2.1.1(b), which begins with the phrase "Notwithstanding the foregoing" shall not be applicable under the Lease unless Tenant (i) assigns any portion of the Premises to a third party, (ii) sublets any portion of the Premises to a third party, or (iii) returns any portion of the Premises to Landlord.

4.    Right of First Refusal: The Lease is hereby amended by deleting Section
      2.1.2 of the Lease in its entirety.

5. Condition of Additional Premises. The Lease shall be amended by inserting the following text at the end of Section 3.1.1:

            "Subject to the provisions of this Article III, and to the extent of Landlord's ongoing maintenance, repair and service obligations as expressly set forth in the Lease, Tenant hereby agrees to accept the Additional Premises "AS IS", "AS SHOWN," and "WITH ALL FAULTS" as of the Commencement Date for the Additional Premises. Tenant further acknowledges that neither Landlord nor any agent of Landlord has made any representation, express or implied, written, verbal or otherwise as to the condition of the Additional Premises or the suitability of the Additional Premises for Tenant's intended use.

6.    Tenant Allowance. The Lease shall be amended by inserting the following
      Section 3.1.4 in the Lease:

            "3.1.4. Landlord shall provide Tenant with an allowance equal to the lesser of (i) the costs of the Additional Tenant Improvements, as defined below, or (ii) $3.00 per rentable square foot for the Additional Premises (the "Additional Premises Allowance") which shall be used exclusively for Tenant Improvements to the Additional Premises (the "Additional Tenant Improvements"). Tenant will provide Landlord with reasonable evidence and sufficient back up documentation of the costs of the Additional Tenant Improvements, which costs may include those types of costs referred to in Section
            3.1.3 of the Lease. Landlord shall remit the Additional Premises Allowance to Tenant pursuant to the terms of Section 3.1.3 of the Lease. The Additional Tenant Improvements shall be subject to the Landlord's approval as set forth in Section 3.1.2 herein and shall be constructed in a good and workerlike manner in accordance with all applicable laws, rules, ordinances and regulations. Tenant shall indemnify and hold Landlord harmless from any and all costs, expenses, losses or damages in connection with the installation and construction of the Additional Tenant Improvements. All Additional Tenant Improvements made by Tenant shall be subject to all of the terms and conditions of the Lease, including without limitation, the provisions of 6.1.4 - 6.1.6, and
            6.1.18 - 6.1.21 hereof."

7.    Operating Expenses. Article IV of the Lease is hereby amended as follows:

      a. Initial Base Cost for the Additional Premises: The following text should be added to the end of Section 4.3.1:

            "Initial Base Cost for the Additional Premises" shall mean all Operating Expenses of the Building for the Initial Fiscal Year for Operating Expenses for the Additional Premises."

      b. Tenant's Proportionate Share: Section 4.3.2 of the Lease shall be amended by deleting all references to the phrase "Tenant's Proportionate Share" therein and inserting the phrase "51%" in place thereof.

      c. Operating Expenses over the Initial Base Cost for the Additional Premises. Article IV of the Lease is hereby amended by inserting the following Section 4.3.2(a):

            "4.3.2(a) With respect to the Additional Premises, for and with respect to each Fiscal Year, Tenant shall pay as Additional Rent for the Additional Premises 49% of the increase in Operating Expenses over the Initial Base Cost for the Additional Premises, on the following terms and conditions:

            (i) After the end of the first Fiscal Year immediately following the Initial Fiscal Year for Operating Expenses for the Additional Premises (the "First Full Fiscal Lease Year for the Additional Premises"), if Operating Expenses for such First Full Fiscal Lease Year for the Additional Premises exceed the Initial Base Cost for the Additional Premises, Landlord shall submit a notice to Tenant reasonably detailing such excess, and Tenant shall pay 49% of such excess within thirty (30) days after such notice.

            (ii) During each Fiscal Year following the First Full Fiscal Lease Year for the Additional Premises, Tenant shall pay to Landlord, in monthly installments together with monthly Fixed Rent, an amount estimated by Landlord as one-twelfth of 49% of the excess of Operating Expenses for such Fiscal Year over the Initial Base Cost for the Additional Premises.

            (iii) Within one hundred twenty (120) days (or as soon thereafter as possible) following the end of each Fiscal Year following the First Full Fiscal Year for the Additional Premises, Landlord shall provide Tenant a statement of such year's actual Operating Expenses, showing the actual increase in Operating Expenses over the Initial Base Cost for the Additional Premises (the "Annual Operating Expense Statement for the Additional Premises"). If such Annual Operating Expense Statement for the Additional Premises shows that Tenant's monthly payments exceed 49% of the actual increase incurred for the applicable Fiscal Year, then Tenant may deduct such overpayments from its next payment or payments of monthly rent unless the Term has expired, in which case Landlord shall refund such overpayment to Tenant within thirty (30) days after such Annual Operating Expense Statement for the Additional Premises. If such Annual Operating Expense Statement for the Additional Premises shows that 49% of the actual increase incurred for the applicable Fiscal Year exceeds Tenant's monthly payments for the applicable Fiscal Year, then Tenant shall within thirty (30) days after such statement pay the total amount of such deficiency to Landlord.

            (iv) Each and every of the aforesaid projected escalated amounts, as well as any other amounts which are owed by Tenant to Landlord under this Lease other than Annual Fixed Rent, whether or not identified as "Additional Rent" hereunder, and whether requiring lump sum payment or constituting projected monthly amounts payable with the Annual Fixed Rent, shall for all purposes be treated and considered as Additional Rent and the failure of Tenant to pay the same as and when due in advance and without demand shall have the same effect as failure to pay any installment of the Annual Fixed Rent, and shall afford Landlord all remedies provided in this Lease therefor."

8. Real Estate Taxes. Article IV of the Lease is hereby further amended as follows:

      a. Initial Tax Cost for the Additional Premises: The following text should be added to the end of Section 4.4.1:

            "Initial Tax Cost for the Additional Premises" shall mean all Real Estate Taxes assessed against the Building and the Land for the Initial Calendar Year for Real Estate Taxes for the Additional Premises."

      b. Tenant's Proportionate Share: Section 4.4.2 of the Lease shall be amended by deleting all references to the phrase "Tenant's Proportionate Share" therein and inserting the phrase "51%" in place thereof.

      c. Escalation of Real Estate Taxes for the Additional Premises. The following Section 4.4.5 shall be added to Article IV of the Lease:

            "4.4.5: With respect to the Additional Premises, for and with respect to each calendar year, Tenant shall pay as Additional Rent for the Additional Premises the increase in Real Estate Taxes over the Initial Calendar Year for Real Estate Taxes for the Additional Premises over the Initial Tax Cost for the Additional Premises, on the following terms and conditions:

                  (i) After the end of the first calendar year following the Initial Calendar Year for Real Estate Taxes for the Additional Premises, if Real Estate Taxes exceed the Initial Tax Cost for the Additional Premises, Landlord shall submit a notice to Tenant reasonably detailing such excess and Tenant shall pay such 49% of such excess within thirty (30) days after such notice.

                  (ii) During each calendar year following the Initial Calendar Year for Real Estate Taxes for the Additional Premises, Tenant shall pay to Landlord, in monthly installments together with monthly Fixed Rent, an amount estimated by Landlord as one-twelfth of 49% of the excess of Real Estate Taxes for such calendar year over the Initial Tax Cost for the Additional Premises.

                  (iii) Within one hundred twenty (120) days (or as soon
                        thereafter as possible) following the end of each calendar year, Landlord shall provide Tenant with a statement of such year's actual Real Estate Taxes, showing the actual increase in Real Estate Taxes over the Initial Tax Cost for the Additional Premises. If such statement shows that Tenant's monthly payments exceed 49% of the actual increase incurred for the applicable calendar year, then Tenant may deduct such overpayments from its next payment or payments of monthly rent unless the Term has expired, in which case Landlord shall refund such overpayment to Tenant within thirty (30) days of such statement. If such statement shows that 49% of the actual increase incurred for the applicable calendar year exceeds the Tenant's monthly payments for the applicable calendar year, then Tenant shall within thirty (30) days after such statement pay the total amount of such deficiency to Landlord.

                  (iv) Each and every of the aforesaid projected escalation amounts shall for all purposes be treated and considered as Additional Rent.

                  (v) Inasmuch as the Town of Framingham assesses Real Estate Taxes on a fiscal tax year basis (July 1 - June 30), the Real Estate Taxes for each calendar year shall be the sum of the last two (2) quarters of the Tax Year that ends on June 30 of said calendar year and the first two
                        (2) quarters of the Tax Year that ends on June 30 of the following calendar year, such quarters to be based upon the final tax bill for the respective fiscal real estate tax years, rather than on estimated quarterly bills."

      d. Calculation of Real Estate Taxes for Partial Calendar Year: The following Section 4.4.6 shall be added to Article IV of the Lease:

            "4.4.6 Should this Lease terminate at any time other than the first day of a calendar year, the Additional Rent referred to in paragraph 4.4.5 with respect to the Additional Premises shall be calculated for the calendar year in which the expiration of the Term occurs only by the following formula:

       Days Under Lease x Additional Rent = Adjusted Additional Rent
       ----------------                     for the calendar year in
             365                            which termination occurred."

      e. Occupancy Rate for Building: The following Section 4.4.7 shall be added to Article IV of the Lease:

            "4.4.7 In any calendar year when the Building has an average annual occupancy rate of less than 95% then, for purposes of Section 4.4.5, the Real Estate Taxes will be extrapolated as though the Building were 95% occupied. In any calendar year when the Building has an average annual occupancy rate of 95% or more, then the Real Estate Taxes for the Additional Premises will be the actual Real Estate Taxes. Landlord shall credit against Tenant's next ensuing payment of Additional Rent any excess payments made by Tenant to reflect any abatement in Real Estate Taxes obtained by Landlord with respect to any calendar year. Expenditures for legal fees and other expenses incurred in obtaining an abatement may be charges against the amount of Real Estate Taxes abated."

9. Subletting. Article VI of the Lease is hereby amended as follows:

      a. Consent to Sublease. Section 6.1.16 of the Lease is hereby amended by inserting the following Section 6.1.16(f):

            "(f) Notwithstanding any other provision of this Section 6.1.16, in the event that Tenant requests Landlord's consent to any sublease of all or a portion of the Premises, such consent shall not be unreasonably withheld or delayed and Landlord shall grant or withhold consent in any event within thirty (30) days of such request. Tenant's written request for Landlord's consent shall include: (1) financial statements for the proposed subtenant for the past two (2) years prepared in accordance with generally accepted accounting principles, (2) a detailed description of the business the subtenant intends to operate at the Premises, (3) the proposed effective date of the sublease, (4) a copy of the proposed sublease agreement which includes all of the terms and conditions of the proposed sublease, and (5) a detailed description of any ownership or commercial relationship between Tenant and the proposed subtenant. If the obligations of the proposed subtenant will be guaranteed by any person or entity, Tenant's written request shall not be considered complete until the information described in (1) of the previous sentence has been provided with respect to each proposed guarantor.

            The following terms and conditions shall be applicable to any sublease:

            (i) Regardless of Landlord's consent, no sublease shall release Tenant from Tenant's obligations hereunder or alter the primary liability of Tenant to pay the rent and other sums due Landlord hereunder and to perform all other obligations to be performed by Tenant hereunder.

            (ii) Landlord may accept rent from any person other than Tenant pending approval or disapproval of a subletting.

            (iii) Neither a delay in the approval or disapproval of a sublease, nor the acceptance of rent, shall constitute a waiver or estoppel of Landlord's right to exercise its rights and remedies for the breach of any of the terms or conditions of this Article VI.

            (iv) The consent by Landlord to any sublease shall not constitute a consent to any subsequent sublease by Tenant or to any subsequent or successive sublease by a subtenant. However, Landlord may consent to subsequent subleases or any amendments or modifications thereto without notifying Tenant or anyone else liable on the Lease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease.

            (v) In the event of any default under this Lease, Landlord may proceed directly against Tenant, any guarantors or anyone else responsible for the performance of this Lease without first exhausting Landlord's remedies against any other person or entity responsible therefor to Landlord, or any security held by Landlord.

            (vi) Landlord's written consent to any sublease by Tenant shall not constitute an acknowledgment that no default then exists under this Lease nor shall such consent be deemed a waiver of any then existing default.

            (vii) Landlord shall not be liable under this Lease or under any sublease to any subtenant.

            (viii) No sublease may be modified or amended without Landlord's prior written consent."

      (b) Transfer Premium from Subletting. Section 6.1.16 of the Lease is hereby amended by inserting the following Section 6.1.16(g):

            "(g) Landlord shall be entitled to receive from Tenant (as and when received by Tenant), as an item of Additional Rent, fifty percent (50%) of the net rent received by Tenant from any subtenant after the reduction of any costs incurred by Tenant in subleasing the space (the "Transfer Premium"). The "reduction of any costs incurred by Tenant in subleasing the space" shall include (i) all reasonable costs incurred by Tenant in connection with such sublease, including, without limitation, reasonable legal fees, brokerage commissions and construction costs, and (ii) the costs of any services which Tenant shall supply to such subtenant, such as electricity, which are not being supplied by

            Landlord to Tenant under this Lease. "Transfer Premium" shall mean all Annual Fixed Rent, Additional Rent or other consideration of any type whatsoever payable by the subtenant in excess of the Annual Fixed Rent and Additional Rent payable by Tenant under this Lease. If less than all of the Premises is transferred, the Annual Fixed Rent and the Additional Rent shall be determined on a per rentable square foot basis. "Transfer Premium" shall also include, but not be limited to, key money and bonus money paid by the subtenant to Tenant in connection with such sublease, and any payment in excess of fair market value for services rendered by Tenant to the subtenant or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to the subtenant in connection with such sublease."

10. Security Deposit. The Lease is hereby amended by deleting the number "$150,000.00" in the second line of Section 10.12 of the Lease and inserting the number "$587,160.00" in place thereof. The Tenant has previously delivered $150,000.00 of the Security Deposit to Landlord. The remaining $437,160.00 of the Security Deposit (the "Additional Security") shall be payable to Landlord upon execution of this First Amendment and Tenant shall have the option of delivering the Additional Security in the form of cash or letter of credit pursuant to the terms set forth herein. If Tenant delivers the Additional Security to Landlord in cash, Landlord shall deposit the same in a separate interest bearing account on behalf of Tenant. Provided that Tenant has performed all of its obligations under the Lease, Landlord shall, within 30 days after the expiration of the Term, return to Tenant the portion of the Additional Security, plus any accrued interest, which was not applied to satisfy Tenant's obligations. If Tenant delivers the Additional Security to Landlord in the form of a letter of credit, Tenant shall deliver to Landlord, in form and substance reasonably satisfactory to Landlord, an unconditional letter of credit issued or confirmed by a Massachusetts lending institution satisfactory to Landlord (the "Bank") in favor of Landlord in the amount of the Additional Security. Tenant agrees to cause the Bank to renew said unconditional letter of credit in the same form from time to time during the Term of this Lease, at least ninety (90) days prior to the expiration of said letter of credit or any renewal thereof (such letter of credit, as so renewed, the "Letter of Credit") so that a Letter of Credit shall be in force and effect throughout the Term of this Lease. The Letter of Credit shall provide that it is automatically transferable without the Bank's consent, at no charge to Landlord. In the event Tenant defaults in respect of any of the terms, conditions or provisions of this Lease or if Tenant has not presented Landlord with a renewed Letter of Credit at least ninety
      (90) days prior to the
      expiration of the Letter of Credit or any renewal thereof, (a) upon five
      (5) days notice to Tenant, Landlord shall have the right to require the Bank to make payment to Landlord of the entire proceeds of the Letter of Credit, (b) Landlord may apply all or part of the proceeds of the Letter of Credit to the extent required for the payment of any Fixed Rent, Additional Rent or other sums as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including, but not limited to, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency accrue before or after summary proceedings or other re-entry by Landlord, without thereby waiving any other rights or remedies of Landlord with respect to such default, and (c) Landlord shall hold the remainder of the proceeds of the Letter of Credit, if any, in a separate interest bearing account on behalf of Tenant as security for the faithful performance and observance by Tenant of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed with the same rights as hereinabove set forth to apply the same in the event of any further default by Tenant under this Lease. If Landlord applies any part of the proceeds of the Letter of Credit, Tenant shall upon demand immediately deposit with Landlord a sum equal to the amount so applied as security as aforesaid, failing which Landlord shall have the same rights and remedies as for the non-payment of Fixed Rent, and Additional Rent beyond the applicable grace period. If Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the original Letter of Credit shall be promptly returned to Tenant after the expiration of this Lease.

11. Early Occupancy. The Tenant shall have the right to occupy the Additional Premises upon execution of this First Amendment (the "Early Occupancy"). The Early Occupancy shall be subject to all the terms, covenants and conditions set forth in the Lease, specifically excepting Tenant's obligation to pay Rent and Additional Rent.

12. Non Disturbance Agreement. Within thirty (30) days of the execution of this First Amendment, Landlord shall deliver to Tenant a letter agreement (the "Letter Agreement") from Anglo Irish Bank Corporation PLC (the "Lender"), which shall state that the subordination, nondisturbance and attornment agreement executed by Tenant and Lender as of November 1, 1999 shall be applicable and in full force and effect with respect to the Additional Premises. The Letter Agreement shall be countersigned by Tenant and returned to Landlord within five (5) days of Tenant's receipt of the same.

13. The Tenant shall have exclusive use of the computer room, the liebart units and the generators within the Building, and shall be solely responsible for maintenance of the same. All equipment contained within the computer room and the liebart units shall remain the property of the Landlord and shall be surrendered to Landlord upon expiration or earlier termination of this Lease.

      All terms which are defined in the Lease shall have the same meanings when used in this First Amendment.

      The Lease is hereby ratified and confirmed and, as modified by this First Amendment, shall remain in full force and effect.

      This First Amendment shall have the effect of an agreement under seal and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

            [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

EXECUTED under seal as of the date first set forth above.

                                    LANDLORD:

                                    BERTECH 1881 LLC

                                    By: Berkeley Investments, Inc.
                                        Its managing member


                                        By: /s/ [Illegible]
                                            ------------------------------
                                        Name:
                                              ----------------------------
                                        Title:
                                               ---------------------------


                                    TENANT:

                                    FURNITURE.COM, INC.


                                    By: /s/ Charles Anderson
                                        ----------------------------------
                                    Name: Charles Anderson
                                          --------------------------------
                                    Title: VP
                                           -------------------------------